                                                                    EXHIBIT 10.3


                                   EXHIBIT D
                                   ---------

                    Form of Assignment of Leases and Rents


AFTER RECORDING, RETURN TO:
William F. Timmons, Esq.
Long, Aldridge & Norman, LLP
Suite 5300
303 Peachtree Street, N.E.
Atlanta, Georgia  30308

                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                                     (TEXAS)
                          (#552/MacArthur Marketplace)

      THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made as of March 29, 2001, by JDN REALTY HOLDINGS, L.P., a Georgia limited partnership ("Assignor"), having its principal place of business at 359 East Paces Ferry Road, Atlanta, Georgia 30305, to FLEET NATIONAL BANK, a national banking association ("Fleet"), having an address of 100 Federal Street, Boston, Massachusetts 02110, Attn: Real Estate Division, as Agent for itself and each other lender (collectively, the "Banks") which is or may hereafter become a party to that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated of even date herewith, by and among JDN Realty Corporation, a Maryland corporation ("Parent"), Fleet, as Agent and the Banks (as the same may be varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the "Credit Agreement") (Fleet, in its capacity as agent, is hereinafter referred to as "Agent").

      Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER to Agent, for the ratable benefit of the Banks, as further assurance, the entire lessor's interest in and to all leases, subleases, tenant contracts, rental agreements, occupancy agreements or agreements of a similar nature, now or hereafter affecting the Property (as defined in the Deed of Trust and Security Agreement dated of even date herewith executed by Assignor in favor of Agent (the "Instrument")), or any part thereof, which Property includes that certain lot or piece of land, more particularly described in Exhibit A attached hereto, together with all guarantees of the foregoing and letters of credit or other security relating to the performance or obligations of any tenants, lessees or licensees thereunder (all of the leases and other agreements and guarantees described above together with all present and future leases and present and future agreements and any amendment, modification, extension or renewal of the same are hereinafter collectively referred to as the "Leases");

      TOGETHER WITH all rents, income, issues, revenues and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits from the use, enjoyment and occupancy of the Property (including, but not limited to, minimum rents, additional rents, percentage rents, deficiency rents, security deposits and liquidated damages following default under any Leases, all proceeds payable under any policy of insurance, all of Assignor's rights to recover monetary amounts from any lessee under the Leases in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of defaults under the Leases, including rejection of a Lease, together with any sums of money that may now or at any time hereafter be or become due and payable to Assignor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas and mining Leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Assignor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property and all rents under and as defined in the Leases) (all of the rights described above hereinafter collectively referred to as the "Rents").

      THIS ASSIGNMENT is made for the purposes of further assuring the Agent of repayment of the following described indebtedness (collectively the "Obligations"):

            (a) The debt evidenced by (i) those certain Amended and Restated Revolving Credit Notes made by Parent in the aggregate principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000), those certain Amended and Restated Term Loan Notes made by Parent in the aggregate principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000) and that certain Swing Loan Note made by Parent in the principal amount of Ten Million and No/100 Dollars ($10,000,000) each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before December 31, 2002 and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the "Note").

            (b) The payment, performance and discharge of each and every obligation, covenant and agreement of Assignor under that certain Unconditional Guaranty of Payment and Performance of even date herewith from Obligor and certain other parties in favor of Agent and the Banks (the "Guaranty").

            (c) The payment, performance and discharge of each and every obligation, covenant and agreement of Assignor and/or Parent contained herein, in the Credit Agreement and in the other Loan Documents (as defined in the Credit Agreement).

            (d) Any and all additional advances made by any Bank to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Assignor remains the owner of the Property at the time of such advances).

            (e) Any and all other indebtedness now or hereafter owing by Parent and/or Assignor to any Bank pursuant to the terms of the Credit Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof.

            (f) The full payment and performance by Parent of each and all of the Hedge Obligations (as defined in the Credit Agreement).

            (g) The Enforcement Costs (as defined in the Instrument).

      Assignor warrants to Agent that (a) Assignor is the sole owner of the entire lessor's interest in the Leases; (b) the Leases have not been altered, modified or amended in any manner whatsoever except as disclosed to Agent and, to the best knowledge of Obligor, are valid, enforceable and in full force and effect; (c) neither the Leases nor the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (d) none of the Rents have been collected for more than one (1) month in advance; (e) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property; and (f) there exist no known offsets or defenses to the payment of any portion of the Rents.

      Assignor covenants with Agent that Assignor (a) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to materially impair the value of the Leases as security for the Obligations; (b) shall not collect any Rents more than one (1) month in advance; (c) shall not execute any other assignment of lessor's interest in the Leases or the Rents; (d) shall execute and deliver at the request of Agent all such further assurances, confirmations or assignments in connection with the Property as Agent shall from time to time reasonably require; (e) shall deliver to Agent, executed copies of all Leases now existing or hereafter arising.

      THIS ASSIGNMENT is made on the following terms, covenants and conditions:

      1. Present Assignment. Assignor does hereby absolutely and unconditionally
         ------------------
assign to Agent, Assignor's right, title and interest in and to any and all Leases and Rents, it being intended by Assignor that this assignment constitute a present, absolute assignment and not an assignment for additional security only. Assignor agrees to execute and deliver to Agent such additional instruments, in form and substance satisfactory to Agent, as may hereinafter be requested by Agent to further evidence and confirm said assignment. Such assignment to Agent shall not be construed to bind Agent to the performance of any of the covenants, conditions, or provisions contained in any of the Leases or otherwise to impose any obligation upon Agent. Agent is hereby granted and assigned by Assignor the right to enter the Property for the purpose of enforcing its interest in the Leases and the Rents, this Assignment constituting a present, absolute and unconditional assignment of the Leases and Rents. Assignor shall authorize and direct, and does hereby authorize and direct, each and every present and future tenant under the Leases to pay all Rents directly to Agent after an Event of Default upon receipt of written demand from Agent. It is the intent of Assignor and Agent hereunder that the Rents hereby absolutely assigned are no longer, during the term of this Assignment, property of Assignor or property of any estate of Assignor as defined by 11 U.S.C. ss. 541, and shall not constitute collateral, cash or otherwise, of Assignor.

      2. License. Although this Assignment constitutes a present and absolute
         -------
assignment of all Rents, so long as there shall exist no Event of Default under the Instrument or the Credit Agreement, Assignor shall have a mere license, revocable as set forth herein to collect, but not more than thirty (30) days prior to accrual, all Rents and to retain, use and enjoy the same. Upon the occurrence of any Event of Default, the license granted in this Paragraph 2 shall automatically, without further act by Agent, cease and terminate, and thereafter, any Rents received by Assignor shall be held in trust for the benefit of, and shall be immediately remitted by Assignor to, Agent.

      3. Remedies of Agent. If an Event of Default under the Instrument or the
         -----------------
Credit Agreement shall have occurred and be continuing, Assignor, upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Property and if, and to the extent, permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property without the appointment of a receiver, or an application therefor, and may exclude Assignor and its agents and employees wholly therefrom, and may have joint access with Assignor to the books, papers and accounts of Assignor pertaining to the Property. If Assignor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Assignor to deliver immediate possession of the Property to Agent, to the entry of which judgment or decree Assignor hereby specifically consents. Upon every such entering upon or taking of possession, Agent may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (a) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (b) insure or keep the Property insured; (c) manage and operate the Property and exercise all the rights and powers of Assignor to the same extent as Assignor could in its own name or otherwise with respect to the same; and (d) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest, including, without limitation, the modification, enforcement, cancellation or acceptance of surrender of any Leases now in effect or hereafter in effect on the Property or any part thereof; the removal and eviction of any sublessee, and; any increases or decreases in Rents. Agent may collect and receive all the Rents, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (iii) the cost of such insurance; (iv) such taxes, assessments and other similar charges as Agent may at its option pay; (v) other proper charges upon the Property or any part thereof; and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the monies and proceeds so received by Agent in the manner provided for in Section 12.5 of the Credit Agreement. Whenever all that is due upon such interest, deposits and principal installments and under any of the terms, covenants, conditions and agreements under the Instrument and the Credit Agreement, shall have been paid and all Events of Default made good, Agent shall surrender possession of the Property to Assignor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing. In connection with any action taken by the Agent pursuant to this Paragraph 3, the Agent shall not be liable for any loss sustained by Assignor resulting from any act or omission of the Agent in administering, managing, operating or controlling the Property, including a loss arising from the ordinary negligence of the Agent, unless such loss is caused by its own gross negligence or willful misconduct and bad faith, nor shall the Agent be obligated to perform or discharge any obligation, duty or liability of Assignor. Assignor hereby assents to, ratifies and confirms any and all actions of the Agent with respect to the Property taken under this Paragraph 3.

      4. No Liability of Agent. The Agent is fully authorized to receive and
         ---------------------
receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Assignor or the Agent for the account of Assignor received from or in connection with said revenues or proceeds and apply the proceeds thereof to the payment of the Obligations, when received, regardless of the maturity of any of the Loans, or any installment thereof; and to execute transfer and division orders in the name of Assignor, or otherwise, with warranties binding Assignor. The Agent shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Assignor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Agent in order to collect such funds and to protect the interests of the Agent and/or Assignor, with all costs, expenses and attorney's fees incurred in connection therewith being paid by Assignor.

      5. Other Remedies and Non-Waiver. No right, power or remedy conferred upon
         -----------------------------
or reserved to Agent by this Assignment is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Agent or of any Banks to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any breach or default by Assignor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Assignor hereunder. Failure on the part of Agent to complain of any act or failure to act or to declare an Event of Default under the Instrument or the Credit Agreement, irrespective of how long such failure continues, shall not constitute a waiver by Agent of its rights hereunder or impair any rights, powers or remedies of Agent consequent on any breach or default by Assignor. Nothing contained in this Assignment and no act done or omitted by Agent pursuant to the power and rights granted to Agent hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Agent under the terms thereof. The right of the Agent to collect the Rent and to enforce any other security thereof held by it may be exercised by Agent either prior to simultaneously with or subsequent to any action taken by it hereunder.

      6. Intentionally omitted.
         ---------------------

      7. No Mortgagee in Possession. Nothing herein contained shall be construed
         --------------------------
as constituting Agent a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Agent. In the exercise of the powers herein granted to Agent, no liability shall be asserted or enforced against Agent, all such liability being expressly waived and released by Assignor.

      8. No Oral Change. This Assignment may not be modified, amended, waived,
         --------------
extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Agent, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      9. Certain Definitions. Unless the context clearly indicates a contrary
         -------------------
intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word "Assignor" shall mean "each Assignor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Agent" shall mean "Agent and any subsequent beneficiary of the Instrument," the word "Loans" shall have the meaning set forth in the Credit Agreement, the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "Property" shall include any portion of the Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. All other capitalized terms used, but not defined herein, shall have the meaning set forth in the Credit Agreement.

      10. Inapplicable Provisions. If any term, covenant or condition of this
          -----------------------
Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

      11. Counterparts. This Assignment may be executed in any number of
          ------------
counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

      12. GOVERNING LAW; JURISDICTION. THIS ASSIGNMENT SHALL BE GOVERNED BY AND
          ---------------------------
CONSTRUED UNDER THE LAWS OF COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE LEASES AND RENTS, ISSUES, INCOME AND PROFITS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. ASSIGNOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

      13. Successors and Assigns. Assignor may not assign its rights under this
          ----------------------
Assignment. Assignor hereby acknowledges and agrees that Agent may assign this Assignment without Assignor's consent. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and the Agent and their respective successors and assigns.

      14. Termination of Assignment. Upon payment in full of the Obligations and
          -------------------------
the delivery and recording of a satisfaction, release or discharge of the Instrument duly executed by Agent, this Assignment shall become and be void and of no effect.

      15. STATUTE OF FRAUDS NOTICE. THE NOTE, INSTRUMENT, THIS ASSIGNMENT AND
          ------------------------
THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      16. INDEMNIFICATION. ASSIGNOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY AND TO HOLD AGENT AND THE BANKS HARMLESS FOR, FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, LIABILITY, LOSS OR DAMAGE (INCLUDING ALL COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN THE DEFENSE THEREOF) ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT OR THE BANKS IN CONNECTION WITH OR AS A RESULT OF THIS ASSIGNMENT OR THE EXERCISE OF ANY RIGHTS OR REMEDIES UNDER THIS ASSIGNMENT OR UNDER ANY OF THE LEASES OR BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS OF AGENT OR THE BANKS TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE ASSIGNOR TO INDEMNIFY AND HOLD AGENT OR THE BANKS HARMLESS FOR, FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, LIABILITY, LOSS OR DAMAGE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT OR THE BANKS BY REASON OF AGENT'S OR A BANK'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SHOULD AGENT OR A BANK INCUR ANY SUCH COSTS, EXPENSES, LIABILITIES, LOSS OR DAMAGE, OR IN THE DEFENSE OF ANY SUCH CLAIMS OR DEMANDS, FOR WHICH IT IS TO BE INDEMNIFIED BY ASSIGNOR AS AFORESAID, THE AMOUNT THEREOF SHALL BE ADDED TO THE OBLIGATIONS, SHALL BEAR INTEREST AT THE INTEREST RATE FOR OVERDUE AMOUNTS STATED IN THE CREDIT AGREEMENT FROM THE DATE INCURRED UNTIL PAID (BUT IN NO EVENT SHALL THE INTEREST PAYABLE EXCEED THE MAXIMUM AMOUNT ALLOWED BY LAW), SHALL BE SECURED BY THIS ASSIGNMENT, THE INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND SHALL BE PAYABLE IMMEDIATELY UPON DEMAND.

      17. Compliance with Credit Agreement Provisions. Obligor hereby
          -------------------------------------------
acknowledges, covenants and agrees that, notwithstanding anything to the contrary contained herein, Obligor is bound by and subject to all of the terms, covenants, provisions and obligations set forth in the Credit Agreement pertaining to Mortgaged Properties. In the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control. Obligor acknowledges that it has received and reviewed a copy of the Credit Agreement.

      THIS ASSIGNMENT shall inure to the benefit of Agent and any subsequent beneficiary of the Instrument and shall be binding upon Assignor, and Assignor's heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

      ASSIGNOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS ASSIGNMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS (INCLUDING WITHOUT LIMITATION THOSE CONTAINED IN SECTION 16 HEREOF), WHICH IN CERTAIN CIRCUMSTANCES COULD INCLUDE AN INDEMNIFICATION BY ASSIGNOR OF AGENT AND/OR THE BANKS FROM CLAIMS OR LOSSES ARISING AS A RESULT OF AGENT'S AND/OR A BANK'S OWN NEGLIGENCE.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      Assignor has executed this instrument under seal as of the day and year first above written.

                                         ASSIGNOR:

                                         JDN REALTY HOLDINGS, L.P., a Georgia
                                         limited partnership

                                         By: JDN Realty Corporation, a Maryland
                                             corporation, its general partner


                                             By:
                                                 -------------------------------
                                             Printed Name:
                                                           ---------------------
                                             Printed Title:
                                                            --------------------

                                                     [CORPORATE SEAL]

STATE OF
         -------------------------
COUNTY OF
          ------------------------

      This instrument was acknowledged before me this ___ day of March, 2001, by _________________________, _______________ of JDN Realty Corporation, a Maryland
corporation and the general partner of JDN REALTY HOLDINGS, L.P., a Georgia limited partnership, on behalf of said limited partnership.


                                         ---------------------------------------
                                         Notary Public
                                         State of
                                                  ------------------------------

                                         ---------------------------------------
[AFFIX SEAL]                             Printed Name

                                         My Commission Expires: ________________

                                  EXHIBIT E
                                  ---------

           Form of Unconditional Guaranty of Payment and Performance



               UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE
               -------------------------------------------------

      FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned JDN DEVELOPMENT COMPANY, INC., a Delaware corporation ("JDN DCI"), JDN REALTY AL, INC., an Alabama corporation ("JDN AL"), JDN REALTY HOLDINGS, L.P., a Georgia limited partnership ("JDN Holdings"), JDN REALTY LP, INC., a Delaware corporation ("JDN LP"), and the other parties executing this Guaranty as a Guarantor (JDN DCI, JDN AL, JDN Holdings, JDN LP and such other parties are sometimes hereinafter referred to individually as "Guarantor" and collectively as "Guarantors"), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce FLEET NATIONAL BANK, a national banking association (hereinafter referred to as "Lender", which term shall also include each other Lender which may now be or hereafter become a party to the "Loan Agreement" (as hereinafter defined), any Lender acting as the Issuing Lender under the Loan Agreement and shall also include any such individual Lender acting as agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to JDN REALTY CORPORATION, a Maryland corporation (hereinafter referred to as "Borrower"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender:

      (a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Revolving Credit Notes made by Borrower to the order of the Revolving Credit Lenders in the aggregate principal face amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00), together with interest as provided in the Revolving Credit Notes and together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Term Loan Notes made by Borrower to the order of the Term Loan Lenders in the aggregate principal face amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000.00), together with interest as provided in the Term Loan Notes and together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (c) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Swing Loan Note made by Borrower to the order of Fleet National Bank ("Fleet") in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00) (hereinafter referred to as the "Swing Loan Note"), together with interest as provided in the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (d) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain

Third Amended, Restated and Consolidated Master Credit Agreement dated of even date herewith (hereinafter referred to as the "Loan Agreement") among Borrower, Fleet, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the Revolving Credit Notes, the Term Loan Notes, the Swing Loan Note, and each of the notes described in this subparagraph (d) is hereinafter referred to collectively as the "Note"); and

      (e) the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of the Loan Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (f) the full and prompt payment and performance of any and all obligations of Borrower to Lender under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (g) the full and prompt payment and performance of any "Hedge Obligations" (as defined in the Loan Agreement); and

      (h) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Loan Agreement (the Note, the Loan Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document"). All terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

      1. Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby
         -------------------------------------------------
agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note and the Loan Documents are not performed by Borrower in accordance with their terms, Guarantors will immediately make such payments and perform such obligations. Guarantors further agree to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Loan Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

      2. Reinstatement of Refunded Payments. If, for any reason, any payment to
         ----------------------------------
Lender of any of the obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted,

Guarantors agree to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the "Turnover Payment"), the obligations of Guarantors shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

      3. Rights of Lender to Deal with Collateral, Borrower and Other Persons.
         --------------------------------------------------------------------
Each Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note, the Security Documents or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release any Guarantor's obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 18.3 of the Loan Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors.

      4. No Contest with Lender; Subordination. So long as any obligation hereby
         -------------------------------------
guaranteed remains unpaid or undischarged, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantors to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantors hereby expressly waive any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantors pursuant to the terms of this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to Lender against Borrower, and Guarantors hereby waive any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. Guarantors hereby subordinate any and all indebtedness of Borrower now or hereafter owed to Guarantors to all indebtedness of Borrower to Lender, and agree with Lender that (a) Guarantors shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantors shall not claim any offset or other reduction of Guarantors' obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

      5. Waiver of Defenses. Guarantors hereby agree that their obligations
         ------------------
hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

      (a) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

      (b) the incapacity, lack of authority, death or disability of Borrower or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other person or entity;

      (c) the dissolution or termination of existence of Borrower, any Guarantor or any other Person;

      (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any other Person;

      (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor, or any of Borrower's or any Guarantor's properties or assets;

      (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral or the Real Estate or any of the improvements located thereon;

      (g) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

      (h) any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the Loan Documents, or to realize upon any security;

      (i) any failure of any duty on the part of Lender to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower, any other Person or the Collateral, whether such facts materially increase the risk to Guarantors or not;

      (j) failure to accept or give notice of acceptance of this Guaranty by Lender;

      (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

      (l) failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

      (m) except as otherwise specifically provided in this Guaranty, any and all other notices whatsoever to which Guarantors might otherwise be entitled;

      (n) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

      (o) the invalidity or unenforceability of the Note or any of the Loan Documents;

      (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the Loan Documents;

      (q) any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents;

      (r) the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

      (s) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

      6. Guaranty of Payment and Performance and Not of Collection. This is a
         ---------------------------------------------------------
Guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

      7. Rights and Remedies of Lender. In the event of an Event of Default
         -----------------------------
under the Note or the Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced or secured by the Note or the Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantors hereby authorize and empower Lender upon the occurrence of any Event of Default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security Documents or any other Loan Document without prejudice to Lender's remedies hereunder against Guarantors for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantors may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

      8. Application of Payments. Guarantors hereby authorize Lender, without
         -----------------------
notice to Guarantors, to apply all payments and credits received from Borrower or from Guarantors or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

      9. Business Failure, Bankruptcy or Insolvency. In the event of the
         ------------------------------------------
business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. ss.105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantors by virtue of this Guaranty or otherwise.

      10. Financial Statements and Other Information. Guarantors hereby
          ------------------------------------------
represent and warrant to Lender that all financial statements of Guarantors and their respective Subsidiaries heretofore delivered by Guarantors to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Guarantors and their respective Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended; that no material adverse change has occurred in the assets, liabilities, financial condition or business of Guarantors and their respective Subsidiaries as shown or reflected therein since the date thereof; and that Guarantors and their respective Subsidiaries have no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements or referred to in the notes thereto other than Guarantors' obligations under this Guaranty. Guarantors will permit any representative designated by Lender, at Guarantors' expense, to visit and inspect any of the properties of Guarantors and their respective Subsidiaries, to examine the records and books of account of Guarantors and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of Guarantors with, and to be advised as to the same by, its officers, all at such reasonable times and intervals Lender may reasonably request.

      11. Covenants of Guarantors. Guarantors hereby covenant and agree with
          -----------------------
Lender that until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, any Letter of Credit and the Loan Documents have been completely performed and Lender has no further obligation to make Loans or issue Letters of Credit to Borrower pursuant to the Loan Agreement, Guarantors shall, and shall cause their respective Subsidiaries to, at all times comply with all covenants and provisions of the Loan Agreement and the Loan Documents applicable to Guarantors. Guarantors will cooperate with Lender and execute such further instruments and documents as Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Guaranty and the other Loan Documents.

      12. Security and Rights of Set-off. Guarantors hereby grant to Lender, as
          ------------------------------
security for the full and prompt payment and performance of Guarantors' obligations hereunder, a continuing lien on and security interest in any and all securities or other property belonging to Guarantors now or hereafter held by Lender and in any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to a Guarantor or subject to withdrawal by a Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the Loan Documents, Lender may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. Any security now or hereafter held by or for Guarantors and provided by Borrower, or by anyone on Borrower's behalf, in respect of liabilities of Guarantors hereunder shall be held in trust for Lender as security for the liabilities of Guarantors hereunder.

      13. Changes in Writing; No Revocation. This Guaranty may not be changed
          ---------------------------------
orally, and no obligation of Guarantors can be released or waived by Lender except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Loan Agreement.

      14. Notices. All notices, demands or requests provided for or permitted to
          -------
be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantors or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

      The address of Lender is:

           Fleet National Bank, as Agent
           100 Federal Street
           Boston, Massachusetts 02110
           Attn: Real Estate Division

      with a copy to:

           Fleet National Bank, as Agent
           115 Perimeter Center Place, N.E., Suite 500
           Atlanta, Georgia 30346
           Attn: Dan Stegemoeller

and a copy to each other Lender which may now or hereafter become a party to the Loan Agreement at such address as may be designated by such Lender.

      The address of Guarantors is:

            c/o JDN Realty Corporation
            359 East Paces Ferry Road, Suite 400
            Atlanta, Georgia 30305
            Attn: Chief Financial Officer

      15. Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS GUARANTY AND
          -------------
THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

      16. CONSENT TO JURISDICTION; WAIVERS. GUARANTORS HEREBY IRREVOCABLY AND
          --------------------------------
UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY. GUARANTORS AGREE THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTORS AT THE ADDRESS SET FORTH IN PARAGRAPH 14 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTORS PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTORS, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF

MASSACHUSETTS. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTORS CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 16. GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 16 WITH THEIR LEGAL COUNSEL AND THAT GUARANTORS AGREE TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

      17. Successors and Assigns. The provisions of this Guaranty shall be
          ----------------------
binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Lender.

      18. Assignment by Lender. This Guaranty is assignable by Lender in whole
          --------------------
or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

      19. Severability. If any term or provision of this Guaranty shall be
          ------------
determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

      20. Disclosure. Guarantors agree that in addition to disclosures made in
          ----------
accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder.

      21. No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT
          -----------------------
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      22. Time of the Essence. Time is of the essence with respect to each and
          -------------------
every covenant, agreement and obligation of Guarantors under this Guaranty.

      23. Ratification. Guarantors do hereby restate, reaffirm and ratify each
          ------------
and every warranty and representation regarding Guarantors or their Subsidiaries set forth in the Loan Agreement as if the same were more fully set forth herein.

      24. Joint and Several Liability. Each of the Guarantors covenants and
          ---------------------------
agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

      25. Amendment and Restatement. This Guaranty amends, restates and
          -------------------------
supersedes in its entirety any "Guaranty", as such term is defined in the Original Revolving Credit Agreement and the Original Term Loan Agreement.

      26. Counterparts. This Guaranty and any amendment hereof may be executed
          ------------
in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                         (Signatures on following page)

      IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal as of this 29th day of March, 2001.

                               JDN DEVELOPMENT COMPANY, INC.,
                               a Delaware corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                                      [SEAL]


                               JDN REALTY AL, INC.,
                               an Alabama corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                                      [SEAL]


                               JDN REALTY HOLDINGS, L.P.,
                               a Georgia limited partnership,

                               By: JDN Realty Corporation, a Maryland
                                   corporation, its sole general partner

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                                      [SEAL]


                               JDN REALTY LP, INC.,
                               a Delaware corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                                                      [SEAL]

                               JDN REAL ESTATE-ASHEVILLE, L.P.
                               JDN REAL ESTATE-BRIDGEWOOD
                                  FORT WORTH, L.P.
                               JDN REAL ESTATE-CONYERS, L.P.
                               JDN REAL ESTATE-CUMMING, L.P.
                               JDN REAL ESTATE-ERIE, L.P.
                               JDN REAL ESTATE-FAYETTEVILLE, L.P.
                               JDN REAL ESTATE-FRISCO, L.P.
                               JDN REAL ESTATE-GULF BREEZE II, L.P.
                               JDN REAL ESTATE-HAMILTON, L.P.
                               JDN REAL ESTATE-HICKORY CREEK, L.P.
                               JDN REAL ESTATE-LAKELAND, L.P.
                               JDN REAL ESTATE-MCDONOUGH II, L.P.
                               JDN REAL ESTATE-MCKINNEY, L.P.
                               JDN REAL ESTATE-MESQUITE, L.P.
                               JDN REAL ESTATE-OVERLAND PARK, L.P.
                               JDN REAL ESTATE-PARKER PAVILIONS, L.P.
                               JDN REAL ESTATE-PENSACOLA, L.P.
                               JDN REAL ESTATE-PIONEER HILLS, L.P.
                               JDN REAL ESTATE-PIONEER HILLS II, L.P.
                               JDN REAL ESTATE-POOLER, L.P.
                               JDN REAL ESTATE-SACRAMENTO, L.P.
                               JDN REAL ESTATE-TURNER HILL, L.P.
                               JDN REAL ESTATE-WEST LAFAYETTE, L.P.
                               JDN REAL ESTATE-WEST LANSING, L.P.
                               JDN REAL ESTATE-STONE MOUNTAIN, L.P.
                               JDN REAL ESTATE-NORWOOD, L.P.,
                               each a Georgia limited partnership

                               By: JDN Development Investment, L.P.,
                                   a Georgia limited partnership,
                                   their sole general partner

                                   By: JDN Development Company, Inc.,
                                       its sole general partner

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          (CORPORATE SEAL)

                               JDN REAL ESTATE-MCDONOUGH, L.P.,
                               a Georgia limited partnership

                               By: JDN Realty Holdings, L.P.,
                                   a Georgia limited partnership,
                                   its sole general partner

                                   By: JDN Realty Corporation,
                                       a Maryland corporation,
                                       its sole general partner

                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          (CORPORATE SEAL)


                               CHESTERFIELD EXCHANGE, LLC
                               FAYETTEVILLE EXCHANGE, LLC,
                               each a Georgia limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation, their manager

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                          (CORPORATE SEAL)


                               HICKORY HOLLOW EXCHANGE, LLC,
                               a Georgia limited liability company

                               By: JDN Development Company, Inc.,
                                   a Delaware corporation,
                                   its manager

                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -------------------------------

                                          (CORPORATE SEAL)

                               JDN INTERMOUNTAIN DEVELOPMENT PIONEER HILLS, LLC, a Georgia limited liability company

                               By: JDN Real Estate-Pioneer Hills, L.P.,
                                   a Georgia limited partnership,
                                   its manager

                                   By: JDN Development Investment, L.P.,
                                       a Georgia limited partnership,
                                       its sole general partner

                                       By: JDN Development Company, Inc.,
                                           a Delaware corporation,
                                           its sole general partner

                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              (CORPORATE SEAL)


                               JDN INTERMOUNTAIN DEVELOPMENT, PARKER
                               PAVILION, LLC,
                               a Georgia limited liability company

                               By: JDN Real Estate-Parker Pavilions, L.P.,
                                   a Georgia limited partnership,
                                   its manager

                                   By: JDN Development Investment, L.P.,
                                       a Georgia limited partnership,
                                       its sole general partner

                                       By: JDN Development Company, Inc.,
                                           a Delaware corporation,
                                           its sole general partner

                                           By:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              (CORPORATE SEAL)

                               CANAL STREET PARTNERS, L.L.C.,
                               a Michigan limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation,
                                   its manager

                                   By:
                                      ---------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------

                                              (CORPORATE SEAL)


                               BLACK CHERRY LIMITED LIABILITY COMPANY,
                               a Colorado limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation,
                                   its sole member

                                   By:
                                      ---------------------------------
                                      Name:
                                           ----------------------------
                                      Title:
                                            ---------------------------

                                              (CORPORATE SEAL)

                               GEORGIA FINANCE CORPORATION,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               JDN REALTY CORPORATION GP, INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               JDN INTERMOUNTAIN DEVELOPMENT CORP.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               JDN DEVELOPMENT LP, INC.,
                               a Delaware corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)

                               JDN OF ALABAMA REALTY CORPORATION,
                               an Alabama corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               WHF, INC.,
                               a Georgia corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               MITCHELL BRIDGE ASSOCIATES, INC.,
                               a Georgia corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)


                               FAYETTEVILLE BLACK INVESTMENT, INC.,
                               a Georgia corporation

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)

                               JDN DEVELOPMENT INVESTMENT, L.P.,
                               a Georgia limited partnership

                               By: JDN Development Company, Inc.,
                                   its sole general partner

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                              (CORPORATE SEAL)

      Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Section 16(b)(i) hereof and Section 25 of the Loan Agreement.

                               FLEET NATIONAL BANK,
                               as Agent for Lender

                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                   EXHIBIT F
                                   ---------

           Form of Indemnity Agreement Regarding Hazardous Materials



               INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS
               -------------------------------------------------

      THIS INDEMNITY AGREEMENT (this "Agreement"), is made as of this 29th day of March, 2001, by JDN REALTY CORPORATION, a Maryland corporation ("Borrower"), JDN DEVELOPMENT COMPANY, INC., a Delaware corporation ("JDN DCI"), JDN REALTY AL, INC., an Alabama corporation ("JDN AL"), JDN REALTY HOLDINGS, L.P., a Georgia limited partnership ("JDN Holdings"), JDN REALTY LP, INC., a Delaware corporation ("JDN LP"), and the other parties executing this Agreement as Guarantors (JDN DCI, JDN AL, JDN Holdings, JDN LP and such other parties are hereinafter referred to collectively as "Guarantors"), for the benefit of FLEET NATIONAL BANK, a national banking association ("Fleet"), as Agent for itself and such other lenders which may now or hereafter become parties to the "Loan Agreement" (as hereinafter defined) (Fleet in its capacity as Agent is hereinafter referred to as "Agent", and Fleet, for itself, and such other lenders are hereinafter referred to collectively as the "Lenders").

                              W I T N E S S E T H:

      WHEREAS, Borrower, JDN AL and JDN Holdings are the owners of certain real property more particularly described in the "Mortgages", as such term is defined in the Loan Agreement (such real property is hereinafter referred to as the "Land"; the Land, together with all improvements now or hereafter located in, on or under the Land, collectively, the "Property");

      WHEREAS, Lenders have agreed to provide to Borrower a credit facility in the amount of up to $300,000,000.00 (the "Loan") pursuant to that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated of even date herewith between Lenders, Agent and Borrower (the "Loan Agreement"), which Loan is evidenced by certain Notes from Borrower to Lenders as described in the Loan Agreement (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Note") and secured by, among other things, the Mortgages on the Property;

      WHEREAS, as a condition to making the Loan, Lenders require Borrower and Guarantors to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein;

      WHEREAS, to induce Lenders to make the Loan to Borrower, Borrower and Guarantors have agreed to provide this Agreement for Lenders' and Agent's benefit.

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders and Agent, by their acceptance of delivery hereof, and Borrower and Guarantors hereby agree as follows:

      1. Definitions. Capitalized terms that are used herein that are not
         -----------
otherwise defined herein shall have the meanings set forth in the Loan Agreement. The following definitions shall apply for purposes of this Agreement:

            (a) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C.ss.9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss.6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C.ss.1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C.ss.2061 et seq.); (v) the Clean Water Act (33 U.S.C.ss.1251 et seq.); (vi) the Clean Air Act (42 U.S.C.ss.7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C.ss.349; 42 U.S.C.ss.201 and ss.300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C.ss.4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C.ss.1101 et seq.); and (xi) the Texas Water Code and the Texas Solid Waste Disposal Act.

            (b) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

                  (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

                  (ii) "hazardous waste" and "regulated substances" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

                  (iii) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and

                  (iv) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.

            (c) "Indemnified Parties" shall mean each of Lenders, Agent, their respective parent, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, each trustee under a Mortgage, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

            (d) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

            (e) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

      2. Indemnity Agreement. Borrower and Guarantors, each jointly and
         -------------------
severally, covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lenders) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower or any Guarantor; (B) the violation of any Environmental Laws relating to or affecting the Property, the Borrower or any Guarantor, whether or not caused by or within the control of Borrower or any Guarantor; (C) the failure of Borrower or any Guarantor to comply fully with the terms and conditions of this Agreement or Sections 6.18, 7.5(b) or 8.6 of the Loan Agreement; (D) the violation of any Environmental Laws in connection with other real property of Borrower or any Guarantor which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas; provided, however, nothing contained in this paragraph shall require Borrower or Guarantors to indemnify any Indemnified Party from any matter, cost or expense arising or resulting solely from such Indemnified Party's own gross negligence or willful misconduct. Borrower's and Guarantors' obligations hereunder are separate and distinct from Borrower's and Guarantors' obligations under the "Loan Documents" (as hereinafter defined), and Lenders', Agent's and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Agent and Lenders under the Mortgages, the Note, the Loan Agreement, that certain Unconditional Guaranty of Payment and Performance (the "Guaranty") given to Lenders and Agent by Guarantors in connection with the Loan and under any other documents or instruments evidencing, securing or relating to the Loan (the Mortgages, the Note, the Loan Agreement, the Guaranty and such other documents or instruments, as amended or modified from time to time, being herein referred to as the "Loan Documents"), and payments by Borrower or any Guarantor under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents. Nothing herein shall require Borrower or Guarantors to indemnify any Indemnified Party from any matter, cost or expense relating to a Release of Hazardous Substances or violation of any Environmental Law first occurring after the Lender or its nominee acquires title to the applicable Property by the exercise of its foreclosure remedies or by deed in lieu of foreclosure.

      3. Survival.
         --------

            (a) Except as expressly provided in Paragraph 2, above, the indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan and any exercise of any remedies under the Mortgages, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Borrower or any Guarantor to Agent or Lenders in lieu of foreclosure or any deed under a power of sale.

            (b) It is agreed and intended by Borrower, Guarantors, Lenders and Agent that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by each Lender or Agent to its successors and assigns and to any subsequent purchaser of all or any portion of the Property by, through or under Agent or Lenders, without notice to Borrower or Guarantors and without any further consent of Borrower or Guarantors. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower and Guarantors in order to maximize the extent and effect of the indemnity given hereby.

      4. No Waiver. The liabilities of Borrower and Guarantors under this
         ---------
Agreement shall in no way be limited or impaired by, and Borrower and Guarantors hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Loan Documents (but excluding amendments to this Agreement unless made in accordance with Paragraph 10 below) to or with Lenders or Agent by Borrower or Guarantors or any person who succeeds Borrower or any Guarantor as owner of a Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower and Guarantors under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) except as expressly provided in Paragraph 2, above, any sale, assignment or foreclosure of the Note or the Mortgages or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Lenders' or Agent's recourse to property encumbered by the Mortgages or to any other security, or limiting Lenders' or Agent's rights to a deficiency judgment against Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower or any Guarantor under any of the Loan Documents;
(v) the release of Borrower or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lenders' or Agent's voluntary act, or otherwise;
(vi) the release or substitution, in whole or in part, of any security for the Note; (vii) Lenders' or Agent's failure to record a Mortgage or file any UCC-1 financing statements (or Lenders' or Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; or (viii) any indemnification that might be provided by a tenant of any Property; and, in any such case, whether with or without notice to Borrower or Guarantors and with or without consideration.

      5. Waiver by Borrower and Guarantors. BORROWER AND GUARANTORS WAIVE ANY
         ---------------------------------
RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALLING OF BORROWER'S ASSETS OR TO CAUSE LENDERS OR AGENT TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER AND GUARANTORS OR TO PROCEED AGAINST BORROWER AND GUARANTORS IN ANY PARTICULAR ORDER. BORROWER AND GUARANTORS AGREE THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE ON DEMAND. BORROWER AND GUARANTORS EXPRESSLY WAIVE AND RELINQUISH ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO INDEMNITORS. BORROWER AND GUARANTORS COVENANT AND AGREE THAT UPON THE COMMENCEMENT OF A VOLUNTARY OR INVOLUNTARY BANKRUPTCY PROCEEDING BY OR AGAINST BORROWER, NEITHER BORROWER NOR ANY GUARANTOR SHALL SEEK A SUPPLEMENTAL STAY OR OTHERWISE PURSUANT TO 11 U.S.C. ss.105 OR ANY OTHER PROVISION OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED, OR ANY OTHER DEBTOR RELIEF LAW (WHETHER STATUTORY, COMMON LAW, CASE LAW, OR OTHERWISE) OF ANY JURISDICTION WHATSOEVER, NOW OR HEREAFTER IN EFFECT, WHICH MAY BE OR BECOME APPLICABLE, TO STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT THE ABILITY OF LENDER TO ENFORCE ANY RIGHTS OF LENDER OR AGENT AGAINST GUARANTORS BY VIRTUE OF ANY THIS AGREEMENT OR OTHERWISE.

      6. Delay. No delay on Lenders' or Agent's part in exercising any right,
         -----
power or privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

      7. Releases. Any one or more of Borrower and Guarantors or any other party
         --------
liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

      8. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

      9. Notices. Each notice, demand, election or request provided for or
         -------
permitted to be given pursuant to this Agreement shall be given in the manner provided in the Loan Agreement, or if to a Guarantor, in the manner provided in the Guaranty.

      10. Amendments. No provision of this Agreement may be changed, waived,
          ----------
discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      11. Effect. Except as herein provided, this Agreement shall be binding
          ------
upon Borrower and Guarantors and their respective successors, successors-in-title and assigns, and shall inure to the benefit of Lenders, Agent, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower and Guarantors, without the prior written consent of Lenders in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

      12. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS
          --------------------------------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). BORROWER AND GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, OR (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM (INCLUDING FEDERAL) WITHIN THE COMMONWEALTH OF MASSACHUSETTS. BORROWER AND GUARANTORS AGREE THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AND GUARANTORS AT THE ADDRESSES SET FORTH IN THE LOAN AGREEMENT AND THE GUARANTY, RESPECTIVELY, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDERS OR AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST BORROWER OR GUARANTORS PERSONALLY, AND AGAINST ANY PROPERTY OF BORROWER OR GUARANTORS, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER, GUARANTORS, LENDERS AND AGENT HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY BORROWER AND GUARANTORS TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

      13. Amendment and Restatement. This Agreement amends, restates and
          -------------------------
supersedes in its entirety each "Hazardous Materials Indemnity Agreement", as such term is defined in the Original Revolving Credit Agreement and the Original Term Loan Agreement.

      IN WITNESS WHEREOF, Borrower and Guarantors have caused this Agreement to be executed under seal as of the day and year first written above.

                               BORROWER:

                               JDN REALTY CORPORATION,
                               a Maryland corporation

                               By:
                                   --------------------------------------------

                               Name:
                                     ------------------------------------------

                               Title:
                                      -----------------------------------------


                                              [SEAL]


                               GUARANTORS:

                               JDN DEVELOPMENT COMPANY, INC.,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                               Name:
                                     ------------------------------------------
                               Title:
                                      -----------------------------------------


                                              [SEAL]


                               JDN REALTY AL, INC.,
                               an Alabama corporation

                               By:
                                   --------------------------------------------
                               Name:
                                     ------------------------------------------
                               Title:
                                      -----------------------------------------


                                              [SEAL]

                               JDN REALTY HOLDINGS, L.P.,
                               a Georgia limited partnership

                               By: JDN Realty Corporation,
                                   a Maryland corporation,
                                   its sole general partner

                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------


                                              [SEAL]


                               JDN REALTY LP, INC.,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                               Name:
                                     ------------------------------------------
                               Title:
                                      -----------------------------------------


                                              [SEAL]

                               JDN REAL ESTATE-ASHEVILLE, L.P.
                               JDN REAL ESTATE-BRIDGEWOOD
                                  FORT WORTH, L.P.
                               JDN REAL ESTATE-CONYERS, L.P.
                               JDN REAL ESTATE-CUMMING, L.P.
                               JDN REAL ESTATE-ERIE, L.P.
                               JDN REAL ESTATE-FAYETTEVILLE, L.P.
                               JDN REAL ESTATE-FRISCO, L.P.
                               JDN REAL ESTATE-GULF BREEZE II, L.P.
                               JDN REAL ESTATE-HAMILTON, L.P.
                               JDN REAL ESTATE-HICKORY CREEK, L.P.
                               JDN REAL ESTATE-LAKELAND, L.P.
                               JDN REAL ESTATE-MCDONOUGH II, L.P.
                               JDN REAL ESTATE-MCKINNEY, L.P.
                               JDN REAL ESTATE-MESQUITE, L.P.
                               JDN REAL ESTATE-OVERLAND PARK, L.P.
                               JDN REAL ESTATE-PARKER PAVILIONS, L.P.
                               JDN REAL ESTATE-PENSACOLA, L.P.
                               JDN REAL ESTATE-PIONEER HILLS, L.P.
                               JDN REAL ESTATE-PIONEER HILLS II, L.P.
                               JDN REAL ESTATE-POOLER, L.P.
                               JDN REAL ESTATE-SACRAMENTO, L.P.
                               JDN REAL ESTATE-TURNER HILL, L.P.
                               JDN REAL ESTATE-WEST LAFAYETTE, L.P.
                               JDN REAL ESTATE-WEST LANSING, L.P.
                               JDN REAL ESTATE-STONE MOUNTAIN, L.P.
                               JDN REAL ESTATE-NORWOOD, L.P.,
                               each a Georgia limited partnership

                               By: JDN Development Investment, L.P.,
                                   a Georgia limited partnership,
                                   their sole general partner

                                   By: JDN Development Company, Inc.,
                                       its sole general partner

                                       By:
                                           ------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                          (CORPORATE SEAL)

                               JDN REAL ESTATE-MCDONOUGH, L.P.,
                               a Georgia limited partnership

                               By: JDN Realty Holdings, L.P.,
                                   a Georgia limited partnership,
                                   its sole general partner

                                   By: JDN Realty Corporation,
                                       a Maryland corporation,
                                       its sole general partner

                                       By:
                                           ------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                          (CORPORATE SEAL)

                               CHESTERFIELD EXCHANGE, LLC
                               FAYETTEVILLE EXCHANGE, LLC,
                               each a Georgia limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation, their manager

                                   By:
                                       ----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

                                              (CORPORATE SEAL)

                               HICKORY HOLLOW EXCHANGE, LLC,
                               a Georgia limited liability company

                               By: JDN Development Company, Inc.,
                                   a Delaware corporation,
                                   its manager

                                   By:
                                       ----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

                                              (CORPORATE SEAL)

                               JDN INTERMOUNTAIN DEVELOPMENT PIONEER
                               HILLS, LLC, a Georgia limited liability company

                               By: JDN Real Estate-Pioneer Hills, L.P.,
                                   a Georgia limited partnership,
                                   its manager

                                   By: JDN Development Investment, L.P.,
                                       a Georgia limited partnership,
                                       its sole general partner

                                       By: JDN Development Company, Inc.,
                                           a Delaware corporation,
                                           its sole general partner

                                           By:
                                               --------------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                     --------------------------

                                              (CORPORATE SEAL)


                               JDN INTERMOUNTAIN DEVELOPMENT, PARKER
                               PAVILION, LLC,
                               a Georgia limited liability company

                               By: JDN Real Estate-Parker Pavilions, L.P.,
                                   a Georgia limited partnership,
                                   its manager

                                   By: JDN Development Investment, L.P.,
                                       a Georgia limited partnership,
                                       its sole general partner

                                       By: JDN Development Company, Inc.,
                                           a Delaware corporation,
                                           its sole general partner

                                           By:
                                               --------------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                     --------------------------

                                              (CORPORATE SEAL)

                               CANAL STREET PARTNERS, L.L.C.,
                               a Michigan limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation,
                                   its manager

                                   By:
                                       ----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

                                              (CORPORATE SEAL)


                               BLACK CHERRY LIMITED LIABILITY COMPANY, a
                               Colorado limited liability company

                               By: JDN Realty Corporation,
                                   a Maryland corporation,
                                   its sole member

                                   By:
                                       ----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

                                              (CORPORATE SEAL)

                               GEORGIA FINANCE CORPORATION,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               JDN REALTY CORPORATION GP, INC.,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               JDN INTERMOUNTAIN DEVELOPMENT CORP.,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               JDN DEVELOPMENT LP, INC.,
                               a Delaware corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)

                               JDN OF ALABAMA REALTY CORPORATION,
                               an Alabama corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               WHF, INC.,
                               a Georgia corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               MITCHELL BRIDGE ASSOCIATES, INC.,
                               a Georgia corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)


                               FAYETTEVILLE BLACK INVESTMENT, INC.,
                               a Georgia corporation

                               By:
                                   --------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------

                                              (CORPORATE SEAL)

                               JDN DEVELOPMENT INVESTMENT, L.P.,
                               a Georgia limited partnership

                               By: JDN Development Company, Inc.,
                                   its sole general partner

                                   By:
                                       ----------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                             ----------------------------------

                                              (CORPORATE SEAL)

                                   EXHIBIT G
                                   ---------

                               Form of Mortgage


AFTER RECORDING RETURN TO:

William F. Timmons, Esq.
Long Aldridge & Norman LLP
303 Peachtree Street N.E., Suite 5300
Atlanta, Georgia 30308

                      DEED OF TRUST AND SECURITY AGREEMENT
                      ------------------------------------

                                      TEXAS

                          (#552/MacArthur Marketplace)

      THIS INSTRUMENT (this "Instrument") is made and entered into as of this
                             ----------
29th day of March, 2001, by and between JDN REALTY HOLDINGS, L.P., a Georgia limited partnership, having a mailing address of 359 East Paces Ferry Road, Suite 400, Atlanta, Georgia 30305 ("Obligor"), in favor of JOHN M. NOLAN
                                    -------
("Trustee"), having an address of 5400 Renaissance Tower, 1201 Elm Street,
  -------
Dallas, Texas 75290-2199, for the benefit of FLEET NATIONAL BANK, a national banking association ("Fleet"), having a mailing address of 100 Federal Street,
                      -----
Boston, Massachusetts 02110, Attn: Real Estate Division, as Agent for itself and each other lender (collectively, the "Banks") which is or may hereafter become a
                                      -----
party to that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated of even date herewith, by and among JDN Realty Corporation, a Maryland corporation ("Parent"), Fleet, as Agent and Banks (as the same may be
                       ------
varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the "Credit Agreement") (Fleet, in its capacity
                                     ----------------
as Agent, is hereinafter referred to as "Agent")
                                         -----

                             W I T N E S S E T H:
                             -------------------

      THAT, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the indebtedness and other obligations of Parent and Obligor hereinafter set forth, Obligor does hereby irrevocably GRANT, BARGAIN, SELL, CONVEY AND GRANT A SECURITY INTEREST IN the following described property (collectively, the "Property") unto (a) Trustee,
                                                 --------
its successors and assigns, in trust, with power of sale and right of entry and possession, except to those portions and components of the Property that constitute personal property, and (b) Agent, its successors and assigns, as secured party, for the ratable benefit of Banks and their successors and assigns, as to those portions and components of the Property that constitute personal property:

            (a) All those tracts or parcels of land and easements more particularly described in Exhibit "A" attached hereto and by this reference made
                          -----------
a part hereof (the "Land").

            (b) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be owned by Obligor and attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles, building supplies and materials, books and records, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by Obligor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Property, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Obligor in any such furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Obligor or on behalf of Obligor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Instrument.

            (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Obligor.

            (d) All income, rents, issues, profits and revenues of the Property from time to time accruing (including, without limitation, all payments under leases or tenancies (collectively, the "Leases"), proceeds of insurance, condemnation payments, tenant security deposits whether held by Obligor or in a trust account, and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Obligor of, in and to the same; reserving only the right to Obligor to collect the same (other than insurance proceeds and condemnation payments) so long as Obligor is not in default hereunder.

            (e) All transferable building service, building maintenance, construction, development, management, indemnity, and other similar agreements and contracts, written or oral, express or implied, now or hereafter entered into, arising or in any manner related to the construction, design, improvement, use, operation, ownership, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Property, or the buildings and improvements now or hereafter located thereon, or any other interest in the Property, or any combination thereof, including without limitation all property management agreements, sales contracts, purchase options, option agreements, rights of first refusal, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, construction guaranties, warranties and other undertakings, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements, technical service agreements, architectural plans and specifications, drawings, surveys, renderings and models, sewer and water and other utility agreements, permits, approvals, licenses, agreements, contracts, building permits, service contracts, advertising contracts, purchase orders and equipment leases, personal property leases, tradenames, trademarks, servicemarks and logos, and all goodwill symbolized thereby or pertaining thereto and all causes of action relating thereto.

            (f) All present and future cash funds, deposit accounts, accounts, instruments, accounts receivable, documents, causes of action, claims, names by which the Property or the improvements thereon may be operated or known, all rights to carry on business under such names, all telephone numbers or listings, all rights, interest and privileges of which Obligor may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Property or the improvements thereon, and all notes or chattel paper now or hereafter arising from or by virtue of any transactions relating to the Property or the improvements located thereon.

            (g) All proceeds, products, substitutions and accessions of the foregoing of every type.

      TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Trustee or Agent for the ratable benefit of Banks and their respective successors and assigns, IN FEE SIMPLE forever upon the trust, terms and conditions contained in this Instrument; and Obligor covenants that Obligor is lawfully seized and possessed of the Property as aforesaid, and has good right to convey the same, that the same is unencumbered except for those matters expressly set forth in Exhibit "B"
                                                                     -----------
attached hereto and by this reference made a part hereof (the "Permitted
                                                               ---------
Encumbrances"), and that Obligor does warrant and will forever defend the title
------------
thereto against the claims of all persons whomsoever, except as to those matters set forth in said Exhibit "B" attached hereto.
                  -----------

      This Instrument is given to secure the following described indebtedness (collectively, the "Secured Obligations"):
                   ---------------------

            (a) The payment, performance and discharge of each and every obligation, covenant and agreement of Obligor that certain Unconditional Guaranty of Payment and Performance of even date herewith from Obligor and certain other parties in favor of Agent and the Banks (the "Guaranty").

            (b) The debt evidenced by (i) those certain Amended and Restated Revolving Credit Notes made by Parent in the aggregate principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000), those certain Amended and Restated Term Loan Notes made by Parent in the aggregate principal amount of One Hundred Fifty Million and No/100 Dollars ($150,000,000) and that certain Swing Loan Note made by Parent in the principal amount of Ten Million and No/100 Dollars ($10,000,000) each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before December 31, 2002 and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the "Note").

            (c) The payment, performance and discharge of each and every obligation, covenant and agreement of Obligor and/or Parent contained herein, in the Credit Agreement and in the other Loan Documents (as defined in the Credit Agreement).

            (d) Any and all additional advances made by any Bank to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Obligor remains the owner of the Property at the time of such advances).

            (e) Any and all other indebtedness now or hereafter owing by Obligor and/or Parent to any Bank pursuant to the terms of the Credit Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof.

            (f) The full and prompt payment and performance by Parent of each and all of the Hedge Obligations (as defined in the Credit Agreement).

            (g) All reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the enforcement and collection of the Secured Obligations, including, without limitation, all attorneys' fees and disbursements, and all such costs and expenses described in and incurred pursuant to the Note, the Credit Agreement, this Instrument and the other Loan Documents (as defined in the Credit Agreement) (collectively, the "Enforcement
                                                                   -----------
Costs").
-----

      Should the Secured Obligations secured by this Instrument be paid according to the tenor and effect thereof when the same shall become due and payable, and should Obligor perform all covenants herein contained in a timely manner, and should any obligation of Agent and Banks to make additional advances under the Credit Agreement have been terminated in writing by Agent and Banks, then this Instrument shall be cancelled and surrendered upon the request and at the expense of Obligor.

      Obligor hereby further covenants and agrees with Trustee and Agent as follows:

                                   ARTICLE 1

      1.01 Payment of Secured Obligations. Obligor will pay the Secured
           ------------------------------
Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

      1.02 Representations and Warranties. Obligor represents and warrants to
           ------------------------------
Agent, for the ratable benefit of Banks, that, as of the date hereof:

            (a) Intentionally omitted.

            (b) Obligor has no notice, information or knowledge of any change contemplated in any applicable law, ordinance, regulation, or restriction; or any judicial, administrative, governmental or quasi-governmental action; of any action by adjacent land owners; or of any natural or artificial conditions existing upon the Property which would materially limit, restrict, or prevent the contemplated or intended use and purpose of the Property.

            (c) There is no pending condemnation or similar proceeding affecting the Property, or any portion thereof, nor to the best knowledge of Obligor, is any such action being presently contemplated.

            (d) No part of the Property is being used for agricultural purposes or being used for a personal residence by Obligor or any shareholder of Obligor.

            (e) The Property is undamaged by fire, windstorm, or other casualty.

            (f) The Property complies in all material respects with all zoning and subdivision ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Property.

            (g) The heating, electrical, sanitary sewer plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings in the existing improvements on the Property are in good condition and working order, are adequate in quantity and quality for normal and usual use, and are fit for the purposes intended and the use contemplated.

            (h) The Property is covered by a tax parcel(s) which pertain to the Property only and not to any property which is not subject to this Instrument.

            (i) The Property is improved with a shopping center and related parking and has frontage on, and direct access for ingress and egress to a public street.

            (j) Obligor has good and clear record and marketable title in fee to such of the Property as is real property, subject to no liens, encumbrances or restrictions other than Permitted Encumbrances. There has been no labor or materials furnished to the Property on behalf of Obligor that have not been paid for in full.

      1.03 Taxes, Liens and Other Charges.
           ------------------------------

            (a) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by deeds to secure debt or the manner of collecting taxes so as to adversely affect Banks, Obligor will promptly pay any such tax. If Obligor fails to make such prompt payment or if, in the opinion of Agent, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Obligor from making such payment or would penalize Banks if Obligor makes such payment or if, in the opinion of Agent, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the principal sum secured by this Instrument and all interest accrued thereon shall, at the option of Agent, become immediately due and payable unless Obligor shall substitute property unaffected by such tax considerations for the Property or otherwise satisfy the conditions for release of the Property set forth in Section 5.4 of the Credit Agreement.

            (b) Obligor will pay all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Property as required under the Credit Agreement.

            (c) Obligor will not suffer any mechanic's, materialmen's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Property other than Permitted Encumbrances.

      1.04 Insurance.
           ---------

            (a) To the extent insurance is not provided or self-insured by the tenant, Obligor shall procure for, deliver to and maintain for the benefit of Agent and Banks during the term of this Instrument, original insurance policies issued (or a master policy) by insurance companies, in amounts, in form and substance, and with expiration dates acceptable to Agent and containing non-contributory standard mortgagee clauses, their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Agent, providing the following types of insurance on the Property:

                  (i) insurance against loss or damage by fire, lightning, vandalism, malicious mischief and flood (if the Land is in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development), and against such other hazards as are presently included in so-called "all risk replacement cost insurance" and against such other insurable hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location; the amount of which insurance shall be not less than the balance of the Secured Obligations evidenced by the Note and the Credit Agreement nor less than one hundred percent (100%) of the full replacement cost of the Property without deduction for depreciation (less the portion of the Property which is self-insured by creditworthy tenants as determined by Agent in its reasonable discretion); and which policies of insurance shall contain satisfactory replacement cost endorsements;

                  (ii) reserved;

                  (iii) rent or business interruption insurance against loss of income arising out of damage or destruction by fire, lightning, vandalism, malicious mischief and flood and such other hazards as are presently included in so-called "all risk replacement cost insurance" in the amount equal to the gross annual income derived by Obligor from the Property; and

                  (iv) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if commercially available, with such coverages as the Agent may reasonably request (including, without limitation, contractual liability coverage, completed operations coverage for a period of two years following completion of construction of any improvements on the Land, and coverages equivalent to an ISO broad form endorsement), with a general aggregate limit of not less than $2,000,000, a completed operations aggregate limit of not less than $2,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury and property damage and $5,000 for medical payments;

                  (v) During the course of construction or repair of any improvements on the Land, to the extent not provided by the general contractor, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (iv) above;

                  (vi) Employers liability insurance;

                  (vii) Umbrella liability insurance with limits of not less than $20,000,000 to be in excess of the limits of the insurance required by clauses (iv), (v) and (vi) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (iv), (v) and (vi) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy. All such policies shall be endorsed to provide defense coverage obligations;

                  (viii) Workers' compensation insurance for all employees of the Parent or Obligor and

                  (ix) Such other insurance in such form and in such amounts as may from time to time be reasonably required by the Agent against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Property.

      Obligor shall pay all premiums on insurance policies. The insurance policies provided for in clauses (iv), (v) and (vii) above with respect to the Property shall name the Agent and each Bank as an additional insured and shall contain a cross liability/severability endorsement. The insurance policies provided for in clauses (i), (ii), and (iii) above shall name the Agent as mortgagee and loss payee, shall be first payable in case of loss to the Agent, and shall contain mortgagee clauses and lender's loss payable endorsements in form and substance acceptable to the Agent. Obligor shall deliver duplicate originals or certified copies of all such policies to the Agent.

      All policies of insurance required by this Instrument shall contain clauses or endorsements to the effect that (i) no act or omission of the Obligor or any of its Subsidiaries (as defined in the Credit Agreement) or anyone acting for the Obligor or any such Subsidiary (including, without limitation, any representations made in the procurement of such insurance), which might otherwise result in a forfeiture of such insurance or any part thereof, no occupancy or use of the Property for purposes more hazardous then permitted by the terms of the policy, and no foreclosure or any other change in title to the Property or any part thereof, shall affect the validity or enforceability of such insurance insofar as the Agent is concerned, (ii) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of the Obligor or any such Subsidiary and the Agent, (iii) such insurance is primary and without right of contribution from any other insurance which may be available, (iv) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least 30 days prior written notice to the Agent by certified or registered mail, and (v) that the Agent or the Banks shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.

      Neither the Obligor nor any of its Subsidiaries shall carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Instrument unless such insurance complies with the terms and provisions of this Section 1.04.

            (b) Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Paragraph 1.04 in accordance with the terms and provisions of the Credit Agreement, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Agent, instead of to Obligor and Agent jointly. In the event any insurance company fails to disburse directly and solely to Agent but disburses instead either solely to Obligor or to Obligor and Agent jointly, Obligor agrees immediately to endorse and transfer such proceeds to Agent. Upon the failure of Obligor to endorse and transfer such proceeds as aforesaid, Agent may execute such endorsements or transfers for and in the name of Obligor and Obligor hereby irrevocably appoints Agent as Obligor's agent and attorney-in-fact so to do. Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

            (c) At least fifteen (15) days prior to the expiration date of each policy maintained pursuant to this Paragraph 1.04, a renewal or replacement thereof satisfactory to Agent shall be delivered to Agent. Obligor shall deliver to Agent receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Instrument or any other transfer of title to the Property in extinguishment of the Secured Obligations secured hereby, all right, title and interest of Obligor in and to all insurance policies then in force shall pass to the purchaser or Agent.

      1.05 Condemnation. If all or any "material" portion of the Property shall
           ------------
be damaged or taken through condemnation (which term when used in this Instrument shall include any damage or taking by any governmental authority or any transfer by private sale in lieu thereof), either temporarily or permanently, then Agent shall be entitled to receive all compensation, awards and other payments or relief thereof, and Agent is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in Obligor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Obligor to Agent. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Agent may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Secured Obligations hereby secured, whether or not due and in whatever order Agent elects, (b) to the repair and/or restoration of the Property or (c) for any other purposes or objects for which Agent is entitled to advance funds under this Instrument, all without affecting the lien of this Instrument; and any balance of such monies then remaining shall be paid to Obligor. Obligor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Agent may require. For the purposes of this Section 1.05 any condemnation or taking shall be deemed to be "material" in the event that (a) such taking has a material adverse effect upon the means of access from the public streets to the improvements or the number of parking spaces available at the Property (unless Obligor shall provide reasonable substitutes therefor), (b) the improvements are severed by such taking, (c) the taking makes it impractical or inefficient (after the restoration or repair of the Property) for the continued conduct of business at the Property in the same manner as such business was conducted prior to such taking as determined by Agent, or (d) Agent shall determine that following such repair or restoration there shall be a fifteen percent (15%) or more reduction in the occupancy or in rental income (excluding any proceeds from rental loss insurance or proceeds from such award allocable to rent).

      1.06 Restoration and Repair. Notwithstanding anything to the contrary
           ----------------------
contained herein, in the case of a casualty loss or a condemnation affecting the Property, Agent shall allow any insurance or condemnation proceeds paid to Agent to be applied in accordance with the terms and provisions of the Credit Agreement.

      1.07 Care, Use and Management of Property.
           ------------------------------------

            (a) Obligor will keep, or cause to be kept, the buildings, roads and walkways, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any material waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or any part thereof.

            (b) Obligor will not remove or demolish nor alter the structural character of any building located on the Land in a manner that would materially and adversely affect its value without the written consent of Agent.

            (c) If the Property or any part thereof is materially damaged by fire or any other cause, Obligor will give immediate written notice thereof to Agent.

            (d) To the extent permitted under the terms of the applicable Leases, each Bank or its representative is hereby authorized to enter upon and inspect the Property at any time during normal business hours.

            (e) Obligor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Property or any part thereof.

            (f) If all or any part of the Property shall be damaged by fire or other casualty, Obligor will promptly restore the Property to the equivalent of its original condition; and if a part of the Property shall be damaged through condemnation, Obligor will promptly restore, repair or alter the remaining portions of the Property in a manner satisfactory to Agent. Notwithstanding the foregoing, Obligor shall not be obligated to so restore unless in each instance, Agent agrees to make available to Obligor (pursuant to a procedure satisfactory to Agent) any net insurance or condemnation proceeds actually received by Agent hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Obligor of its obligation to restore. In the event all or any portion of the Property shall be damaged or destroyed by fire or other casualty or by condemnation, Obligor shall promptly deposit with Agent a sum equal to the amount by which the estimated cost of the restoration of the Property (as determined by Agent in its good faith judgment) exceeds the actual net insurance or condemnation proceeds received by Agent in connection with such damage or destruction.

      1.08 Leases and Other Agreements Affecting Property. Obligor will duly and
           ----------------------------------------------
punctually perform in all material respects all terms, covenants, conditions and agreements binding upon it under any Lease or any other agreement of any nature whatsoever which involves or affects the Property or any part thereof. Obligor will not enter into, modify, surrender or terminate, either orally or in writing, any Lease now existing or hereafter created upon the Property or any part thereof, nor will Obligor permit an assignment or a subletting by any tenant other than in accordance with the terms of the Credit Agreement. Obligor will not accept payment of rent more than one (1) month in advance without the prior written consent of Agent. In order to further secure payment of the Secured Obligations and the observance, performance and discharge of Obligor's obligations, Obligor hereby collaterally assigns, transfers and sets over unto Agent all of Obligor's right, title and interest in, to and under all Leases affecting the Property or any part thereof and in and to all of the rents, issues, profits, revenues, awards and other benefits now or hereafter arising from the use and enjoyment of the Property or any part thereof; reserving only the right to Obligor to collect and use the same so long as Obligor is not in default hereunder.

      Agent shall be entitled to require, and Obligor shall use its best efforts to obtain, the execution of tenant estoppels and subordination, non-disturbance and attornment agreements from any Major Tenant (as defined in the Credit Agreement) in a form specified by the related tenant Lease, if any, and acceptable to Agent. Obligor hereby authorizes and directs each present and future tenant of the Property to pay to Agent all rents and any other sums due Obligor as landlord and to perform for the direct benefit of Agent any other obligations of such tenant to Obligor as landlord, as if Agent were the landlord under such tenant's Lease, immediately upon receipt of a written demand by Agent to make such payment or perform such obligation during the existence of an Event of Default. No such demand by Agent shall constitute or be deemed to constitute any assumption by Agent of any obligations of the landlord under such tenant's Lease. No such demand by Agent shall constitute or be deemed to constitute any wrongful interference by Agent in the affairs or business relationships for ascertaining whether any such demand by Agent is authorized or whether a default by Obligor has occurred under this Instrument. Obligor hereby waives any right, claim or action Obligor may now or hereafter have against any such tenant by reason of such tenant's payment to or performance for Agent as described above, and any such payment to or performance for Agent shall discharge the obligation of such tenant to make such payment to, or perform such obligation for, Obligor.

      Obligor will furnish Agent with signed copies of all new, modified or renewal Leases affecting the Property, as required pursuant to the terms and provisions of the Credit Agreement.

      1.09 Security Agreement. Insofar as the machinery, apparatus, equipment,
           ------------------
fittings, fixtures, building supplies and materials, and articles of personal property either referred to or described in this Instrument, or in any way connected with the use and enjoyment of the Property is concerned, this Instrument is hereby made and declared to be a security agreement, encumbering each and every item of personal property (the "Personal Property") included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the state wherein the Land is situated. A financing statement or statements reciting this Instrument to be a security agreement, affecting all of said personal property aforementioned, shall be executed by Obligor and Agent and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Agent's sole election. Obligor and Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Obligor and Agent that everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Instrument, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (1) the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Obligor's interest as lessor in any present or future Lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to Lease or otherwise, shall never be construed as in anyway altering any of the rights of Agent as determined by this Instrument or impugning the priority of Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Agent in the event any court shall at any time hold with respect to the foregoing (1), (2) or (3), that notice of Agent's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

      1.10 Further Assurances; After-Acquired Property. At any time, and from
           -------------------------------------------
time to time, upon request by Agent, Obligor will make, execute and deliver or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such other and further deeds of trust, security agreements, financing statements, notice filings, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Obligor under the Note, the Credit Agreement and this Instrument and (b) the lien of this Instrument as a first and prior lien upon and security title in and to all of the Property, whether now owned or hereafter acquired by Obligor. Upon any failure by Obligor so to do, Agent may make, execute, record, file, re-record and/or refile any and all such deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Obligor and Obligor hereby irrevocably appoints Agent the agent and attorney-in-fact of Obligor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Property or any part thereof.

      1.11 Expenses. Obligor will pay or reimburse Trustee or Agent, upon demand
           --------
therefor, for all reasonable attorney's fees, costs and expenses incurred by Trustee or Agent in any suit, action, legal proceeding or dispute of any kind in which Trustee, Banks or Agent is made a party or appears as party plaintiff or defendant, affecting or arising in connection with the Secured Obligations secured hereby, this Instrument or the interest created herein, or the Property, including, but not limited to, the exercise of the power of sale contained in this Instrument, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by Trustee, Banks or Agent shall be added to the Secured Obligations secured by the lien of this Instrument.

      1.12 Subrogation. Agent shall be subrogated to the claims and liens of all
           -----------
parties whose claims or liens are discharged or paid with the proceeds of the Secured Obligations secured hereby.

      1.13 Limit of Validity. If from any circumstances whatsoever fulfillment
           -----------------
of any provision of this Instrument or of the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Instrument or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Paragraph 1.13 shall control every other provision of this Instrument and of the Note.

      1.14 Use of Property. Obligor shall not be permitted to alter or change
           ---------------
the use of the Property or to abandon the Property without the prior written consent of Agent.

      1.15 Conveyance of Property. Obligor hereby acknowledges to Agent that (a)
           ----------------------
the identity and expertise of Obligor was and continues to be a material circumstance upon which

Agent has relied in connection with, and which constitute valuable consideration to Agent for, the extending to Obligor of the loan evidenced by the Note, and
(b) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Secured Obligations granted to Agent by this Instrument. Obligor therefore covenants and agrees with Agent, as part of the consideration for the extending to Obligor of the loans evidenced by the Note, that Obligor shall not convey, transfer, assign, further encumber or pledge any or all of its interest in the Property except as permitted under the Credit Agreement. Obligor further covenants and agrees not to seek or acquiesce in any rezoning of the Property, any platting or replatting of the Property, or the placing of any restrictions upon the Property without the express written consent of Agent. Obligor acknowledges and agrees that the transfer, assignment, encumbrance or pledge of any equity interest in Obligor shall be deemed a transfer of Obligor's interest in the Property for the purposes of this Section
1.15 and constitutes an Event of Default hereunder.

      1.16 Compliance with Credit Agreement Provisions. Obligor hereby
           -------------------------------------------
acknowledges, covenants and agrees that, notwithstanding anything to the contrary contained herein, Obligor is bound by and subject to all of the terms, covenants, provisions and obligations set forth in the Credit Agreement pertaining to Mortgaged Properties. In the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control. Obligor acknowledges that it has received and reviewed a copy of the Credit Agreement.

                                   ARTICLE 2
                                   ---------

      2.01 Events of Default. The terms "Default" and "Event of Default" as used
           -----------------
herein shall have the following meanings:

            "Default" shall mean any event which, with the giving of notice or
             -------
      the lapse of time, or both, would become an Event of Default.

            "Event of Default" shall mean (a) any default in the payment of the
             ----------------
      obligations of Obligor hereunder or under any of the other Loan Documents (as defined in the Credit Agreement) when the same shall become due and payable which is not cured within any grace or notice and cure period provided in the Credit Agreement or such other Loan Documents, if any, subject to any limitations in the Credit Agreement on the right of Obligor to receive notices of default or (b) any default in the performance of any other obligations of Obligor hereunder which is not cured within any cure period provided in the Credit Agreement (it being acknowledged by Obligor that no such cure period is provided with respect to a failure to maintain insurance as required in Section 1.04, any default under Section 1.15, or any default excluded from any provision for cure of defaults contained in the Credit Agreement, the Security Documents (as defined in the Credit Agreement) or any other agreement evidencing or securing the Secured Obligations), or (c) any representation or warranty of Obligor hereunder proving to be false or incorrect in any material respect upon the date when made or deemed to have been repeated, or (d) any default in the performance of the obligations of Obligor or any other Person under any of the Security Documents beyond the expiration of any applicable notice and cure period, or (e) the occurrence of any "Event of Default" under the Credit Agreement."

      2.02 Acceleration of Maturity. If an Event of Default shall have occurred
           ------------------------
and be continuing, Agent may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Obligor and all other parties obligated in any manner whatsoever on the Secured Obligations, declare the entire unpaid balance of the Secured Obligations immediately due and payable, and upon such declaration, the entire unpaid balance of the Secured Obligations shall be immediately due and payable. The failure to exercise any remedy available to Agent shall not be deemed to be a waiver of any rights or remedies of Agent under the Loan Documents, at law or in equity.

      2.03 Foreclosure-Power of Sale. Agent may request Trustee to proceed with
           -------------------------
foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

            (a) Public Sale. Trustee is hereby authorized and empowered, and it
                -----------
shall be Trustee's special duty, upon such request of Agent, to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.

            (b) Right to Require Proof of Financial Ability and/or Cash Bid. At
                -----------------------------------------------------------
any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of Obligor and Agent, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

            (c) Sale Subject to Unmatured Secured Obligations. In addition to
                ---------------------------------------------
the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Secured Obligations, Agent may, at Agent's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Secured Obligations to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured Secured Obligations and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Secured Obligations, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Secured Obligations may be made hereunder whenever there is a default in the payment of any installment of the Secured Obligations, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Secured Obligations or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Secured Obligations.

            (d) Partial Foreclosure. Sale of a part of the Property shall not
                -------------------
exhaust the power of sale, but sales may be made from time to time until the Secured Obligations are paid, performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Agent, sell not only the Land and the improvements located thereon, but also the fixtures and Personal Property and other interests constituting a part of the Property or any part thereof, along with the Land and the improvements located thereon or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.

            (e) Trustee's Deeds. After any sale under this subsection, Trustee
                ---------------
shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Obligor, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Obligor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Agent, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Secured Obligations, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute Trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Agent or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Obligor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

      2.04 Agent's Judicial Remedies. Agent, or Trustee, upon written request of
           -------------------------
Agent, may proceed by suit or suits, at law or in equity, to enforce the payment of the Secured Obligations and the performance and discharge of the Secured Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Instrument as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Agent with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Agent.

      2.05 Agent's Right to Appointment of Receiver. Agent, as a matter of right
           ----------------------------------------
and without regard to the sufficiency of the security for repayment of the Secured Obligations and performance and discharge of the Secured Obligations, without notice to Obligor and without any showing of insolvency, fraud, or mismanagement on the part of Obligor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property or any part thereof, and of the rents, issues, profits and revenues of the Property, and Obligor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

      2.06 Right to Enter and Take Possession.
           ----------------------------------

            (a) If an Event of Default shall have occurred and be continuing, Obligor upon demand of Agent, shall forthwith surrender to Agent the actual possession of the Property and if, and to the extent, permitted by law, Agent itself, or by such officers or agents as it may appoint, may enter and take possession of all the Property without the appointment of a receiver, or an application therefor, and may exclude Obligor and its agents and employees wholly therefrom, and may have joint access with Obligor to the books, papers and accounts of Obligor.

            (b) If Obligor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Agent, Agent may obtain a judgment or decree conferring upon Agent the right to immediate possession or requiring Obligor to deliver immediate possession of the Property to Agent. Obligor will pay to Agent, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Agent, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

            (c) Upon every such entering upon or taking of possession, Agent may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all the rights and powers of Obligor to the same extent as Obligor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Agent, all as Agent from time to time may determine to be in its best interest. Agent may collect and receive all the rents, issues, profits and revenues from the Property, including those past due as well as those accruing thereafter, and, after deducting (1) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed for such purposes); (2) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions;
(3) the cost of such insurance; (4) such taxes, assessments and other similar charges as Agent may at its option pay; (5) other proper charges upon the Property or any part thereof; and (6) the reasonable compensation, expenses and disbursements of the attorneys and agents of Agent, Agent shall apply the remainder of the monies and proceeds so received by Agent in accordance with
Section 12.5 of the Credit Agreement. Agent shall have no obligation to discharge any duties of a landlord to any tenant or to incur any liability as a result of any exercise by Agent of any rights under this Instrument or otherwise. Agent shall not be liable for any failure to collect rents, issues, profits and revenues from the Property, nor shall Agent be liable to account for any such rents, issues, profits or revenues unless actually received by Agent.

      (d) Whenever all that is due upon the Secured Obligations and under any of the terms, covenants, conditions and agreements of this Instrument, shall have been paid and all Events of Default made good, Agent shall surrender possession of the Property to Obligor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

      2.07 Performance by Agent. If Obligor shall Default in the payment,
           --------------------
performance or observance of any term, covenant or condition of this Instrument, Agent may, so long as such Default continues, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Agent in connection therewith, shall be secured hereby and shall be, upon demand, immediately repaid by Obligor to Agent with interest thereon at the Default Rate (as defined in the Credit Agreement). Agent shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Obligor or any person in possession holding under Obligor.

      2.08 Agent's Uniform Commercial Code Remedies. Agent may exercise its
           ----------------------------------------
rights of enforcement with respect to fixtures and Personal Property under the Uniform Commercial Code as enacted in Texas, and in conjunction with, in addition to or in substitution for the rights and remedies under the said Uniform Commercial Code, Agent may and Obligor agrees as follows:

            (a) without demand or notice to Obligor, enter upon the Property to take possession of, assemble, receive, and collect the Personal Property, or any part thereof, or to render it unusable; and

            (b) Agent may require Obligor to assemble the Personal Property and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Personalty; and

            (c) written notice mailed to Obligor as provided herein at least ten
(10) days prior to the date of public sale of the Personal Property or prior to the date after which private sale of the Personal Property will be made shall constitute reasonable notice; and

            (d) any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the other Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under
Section 9.501(d) of the Uniform Commercial Code as enacted in Texas; and

            (e) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Personal Property and the other Property may, at the option of Agent, be sold as a whole; and

            (f) it shall not be necessary that Agent take possession of the Personal Property, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personal Property or any part thereof be present at the location of such sale; and

            (g) prior to application of proceeds of disposition of the Personal Property to the Secured Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Agent; and

            (h) after notification, if any, hereafter provided in this subsection, Agent may sell, lease, or otherwise dispose of the Personal Property, or any part thereof, in one or more parcels at public or private sale or sales, at Agent's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Agent, Obligor shall assemble the Personal Property and make it available to Agent at any place designated by Agent that is reasonably convenient to Obligor and Agent. Obligor agrees that Agent shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Obligor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Agent in connection with the collection of the Secured Obligations and the enforcement of Agent's rights under the Loan Documents. Agent shall apply the proceeds of the sale of the Personal Property against the Secured Obligations in accordance with the provisions of this Instrument. Obligor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personal Property are insufficient to pay the Secured Obligations in full. Obligor waives all rights of marshaling in respect of the Personal Property; and

            (i) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Secured Obligations, the occurrence of any Event of Default, Agent having declared all or a portion of such Secured Obligations to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

            (j) Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Agent.

      2.09 Possession After Foreclosure. If the liens or security interests
           ----------------------------
hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Obligor or Obligor's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Obligor and Obligor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Property so occupied and sold to such purchaser), and anyone occupying such portion of the Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

      2.10 Abandonment of Sale. In the event a foreclosure hereunder is
           -------------------
commenced by Trustee in accordance herewith, at any time before the sale, Trustee may abandon the sale, and Agent may then institute suit for the collection of the Secured Obligations and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Agent should institute a suit for the collection of the Secured Obligations and for a foreclosure of the liens and security interests, Agent may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property or any part thereof in accordance with the provisions of this Instrument.

      2.11 Payment of Fees. If the Note or any other part of the Secured
           ---------------
Obligations shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Agent to mature same, or if Agent becomes a party to any suit where this Instrument or the Property or any part thereof is involved, Obligor agrees to pay Agent's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Secured Obligations and shall bear interest from the date such costs are incurred at the Default Rate.

      2.12 Miscellaneous.
           -------------

            (a) Discontinuance of Remedies. In case Agent shall have proceeded
                --------------------------
to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Agent shall have the unqualified right so to do and, in such event, Obligor and Agent shall be restored to their former positions with respect to the Secured Obligations, the Loan Documents, the Property or otherwise, and the rights, remedies, recourses and powers of Agent shall continue as if same had never been invoked.

            (b) Other Remedies. In addition to the remedies set forth in this
                --------------
Article, upon the occurrence of an Event of Default, Agent and Trustee shall, in addition, have all other remedies available to them at law or in equity.

            (c) Remedies Cumulative; Non-Exclusive; Etc. All rights, remedies,
                ----------------------------------------
and recourses of Agent granted in the Note, this Instrument, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Obligor, the Property, or any one or more of them, at the sole discretion of Agent; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Obligor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Agent exercising or pursuing any remedy in relation to the Property prior to Agent bringing suit to recover the Secured Obligations; and (vi) in the event Agent elects to bring suit on the Secured Obligations and obtains a judgment against Obligor prior to exercising any remedies in relation to the Property, all liens and security interests, including the lien of this Instrument, shall remain in full force and effect and may be exercised at Agent's option.

            (d) Partial Release; Etc. Agent may release, regardless of
                ---------------------
consideration, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Instrument or the other Loan Documents or affecting the obligations of Obligor or any other party to pay the Secured Obligations or perform and discharge the Secured Obligations. For payment of the Secured Obligations, Agent may resort to any of the collateral therefor in such order and manner as Agent may elect. No collateral heretofore, herewith, or hereafter taken by Agent shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

            (e) Waiver and Release by Obligor. Obligor hereby irrevocably and
                -----------------------------
unconditionally waives and releases: (i) all benefits that might accrue to Obligor by virtue of any present or future law exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Trustee's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

            (f) No Implied Covenants. Obligor and Agent mutually agree that
                --------------------
there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Instrument and the other Loan Documents. All agreed contractual duties are set forth in this Instrument, the Note, and the other Loan Documents.

            (g) Real Property Laws Govern. The remedies in this Article 2 shall
                -------------------------
be available under and governed by the real property laws of Texas and shall not be governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.504 of the Uniform Commercial Code of Texas, provided, Agent elects to proceed as to the fixtures and Personal Property together with the other Property under and pursuant to the real property remedies of this Article 2.

      2.13 Waiver of Deficiency Statute.
           ----------------------------

            (a) Waiver. In the event an interest in any of the Property is
                ------
foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Obligor agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Obligor agrees that Agent shall be entitled to seek a deficiency judgment from Obligor and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Obligor expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Obligor and other persons against whom recovery of deficiencies is sought independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Obligor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Obligor and others against whom recovery of a deficiency is sought.

            (b) Alternative to Waiver. Alternatively, in the event the waiver
                ---------------------
provided for in subsection (a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003,
51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than twelve [12] months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys' fees, and marketing costs;
(iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

      2.14 Purchase by Agent. Upon any foreclosure sale, Agent, on behalf of the
           -----------------
Banks, may bid for and purchase the Property and shall be entitled to apply all or any part of the Secured Obligations secured hereby as a credit to the purchase price.

      2.15 Application of Proceeds of Sale. The proceeds received by Agent as a
           -------------------------------
result of a foreclosure sale of the Property or the exercise of any other rights or remedies hereunder shall be applied in the manner provided for in Section
12.5 of the Credit Agreement.

      2.16 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION
           -----------------------------------------------------------------
LAWS. OBLIGOR AGREES TO THE FULL EXTENT PERMITTED BY LAW, THAT IN CASE OF A
----
DEFAULT OR EVENT OF DEFAULT ON THE PART OF OBLIGOR HEREUNDER, NEITHER OBLIGOR NOR ANYONE CLAIMING THROUGH OR UNDER IT SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY MORATORIUM, REINSTATEMENT, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS INSTRUMENT, OR THE ABSOLUTE SALE OF THE PROPERTY, OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASERS THEREAT, AND OBLIGOR, FOR ITSELF AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER IT, HEREBY WAIVES TO THE FULL EXTENT THAT IT MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS, INCLUDING WITHOUT LIMITATION, SECTION 51.003 AND SECTION 51.004 OF THE TEX. PROP. CODE, AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISED IN THE SECURITY INTENDED TO BE CREATED HEREBY MARSHALED UPON ANY FORECLOSURE OF THE LIEN HEREOF.

      2.17 WAIVER OF HOMESTEAD. OBLIGOR HEREBY WAIVES AND RENOUNCES ALL
           -------------------
HOMESTEAD AND EXEMPTION RIGHTS PROVIDED FOR BY THE CONSTITUTION AND THE LAWS OF THE UNITED STATES AND OF ANY STATE, IN AND TO THE PROPERTY AS AGAINST THE COLLECTION OF THE SECURED OBLIGATIONS, OR ANY PART HEREOF.

      2.18 Leases. Trustee, at the option of Agent, is authorized to foreclose
           ------
this Instrument subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Obligor, a defense to any proceedings instituted by Agent to collect the sums secured hereby.

      2.19 Waiver.
           ------

            (a) No delay or omission of Agent or of any Bank to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein; and every right, power and remedy given by this Instrument to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. No consent or waiver, expressed or implied, by Agent to or of any breach or Default by Obligor in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or Default in the performance of the same or any other obligations of Obligor hereunder. Failure on the part of Banks to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by any Bank of its rights hereunder or impair any rights, powers or remedies consequent on any breach or Default by Obligor.

            (b) If Banks or Agent on behalf of the Banks, (i) grant forbearance or an extension of time for the payment of any sums secured hereby; (ii) take other or additional security for the payment of any sums secured hereby; (iii) waive or do not exercise any right granted herein or in the Note, the Credit Agreement or any other Loan Document (as defined in the Credit Agreement); (iv) release any part of the Property from the lien of this Instrument or otherwise changes any of the terms, covenants, conditions or agreements of the Note or this Instrument; (v) consent to the filing of any map, plat or replat affecting the Property; (vi) consent to the granting of any easement or other right affecting the Property; or (vii) make or consent to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, the Credit Agreement, this Instrument or any other obligation of Obligor or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Agent from exercising any right, power or privilege herein granted or intended to be granted in the event of any Default then made or of any subsequent Default; nor, except as otherwise expressly provided in an instrument or instruments executed by Agent, shall the lien of this Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Agent, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

      2.20 Suits to Protect the Property. Agent shall have power (a) to
           -----------------------------
institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Instrument, (b) to preserve or protect its interest in the Property and in the rents, issues, profits and revenues arising therefrom, and
(c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Banks.

      2.21 Agent May File Proofs of Claim. In the case of any receivership,
           ------------------------------
insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Obligor, its creditors or its property, Agent, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Agent allowed in such proceedings for the entire amount due and payable by Obligor under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Obligor hereunder after such date.

      2.22 WAIVER OF OBLIGOR'S RIGHTS. BY EXECUTION OF THIS INSTRUMENT AND BY
           --------------------------
INITIALING THIS PARAGRAPH 2.22, OBLIGOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF AGENT AND/OR BANKS TO ACCELERATE THE

SECURED OBLIGATIONS; (B) WAIVES ANY AND ALL RIGHTS WHICH OBLIGOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY AGENT OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO AGENT, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS INSTRUMENT; (C) ACKNOWLEDGES THAT OBLIGOR HAS READ THIS INSTRUMENT AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO OBLIGOR AND OBLIGOR HAS CONSULTED WITH COUNSEL OF OBLIGOR'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF OBLIGOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY OBLIGOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

                              INITIALED BY OBLIGOR:

                                 ---------------

      2.23 Claims Against Agent and Banks. No action at law or in equity shall
           ------------------------------
be commenced, or allegation made, or defense raised, by Obligor against Agent or Banks for any claim under or related to this Instrument, the Note, the Credit Agreement or any other instrument, document, transfer, conveyance, assignment or loan agreement given by Obligor with respect to the Secured Obligations secured hereby, or related to the conduct of the parties thereunder, unless written notice of such claim, expressly setting forth the particulars of the claim alleged by Obligor, shall have been given to Agent within sixty (60) days from and after the initial awareness of Obligor of the event, omission or circumstances forming the basis of Obligor for such claim. Any failure by Obligor to timely provide such written notice to Agent shall constitute a waiver by Obligor of such claim.

      2.24 Intentionally omitted.
           ---------------------

      2.25 Application of Monies by Agent.
           ------------------------------

            (a) Upon the occurrence of an Event of Default, Agent shall be entitled to sue for and to recover judgment against Obligor for the whole amount of the Secured Obligations due and unpaid together with costs and expenses, including without limitation, the reasonable compensation, expenses and disbursements of Agent's agents, attorneys and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Instrument, and the right of Agent to recover such judgment shall not be affected by any taking possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Instrument, or the foreclosure of the lien hereof.

            (b) In case of a foreclosure sale of all or any part of the Property and the application of the proceeds of sale to the payment of the Secured Obligations secured hereby,

Agent shall be entitled to enforce payment from Obligor of all Secured Obligations then remaining due and unpaid and to recover judgment against Obligor for any portion thereof remaining unpaid, with interest.

            (c) Obligor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Agent and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Instrument upon the Property or any part thereof or any lien, rights, powers or remedies of Agent hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

            (d) Any monies collected or received by Agent under this Paragraph
2.25 shall be applied as provided in Paragraph 2.15 hereof.

            (e) The provisions of this paragraph shall not be deemed to limit or otherwise modify the provisions of the Guaranty.

      2.26 Indemnification; Subrogation; Waiver of Offset.
           ----------------------------------------------

            (a) OBLIGOR SHALL INDEMNIFY, DEFEND AND HOLD AGENT AND THE BANKS HARMLESS FOR, FROM AND AGAINST ANY AND ALL LIABILITY, SECURED OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES (INCLUDING AGENT'S REASONABLE ATTORNEYS' FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT AND THE BANKS IN CONNECTION WITH THE SECURED OBLIGATIONS, THIS INSTRUMENT, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY AGENT OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS INSTRUMENT; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE OBLIGOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS AGENT AND THE BANKS FOR, FROM AND AGAINST ANY AND ALL LIABILITIES, SECURED OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AGENT OR A BANK BY REASON OF AGENT'S OR SUCH BANK'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IF A JUDGMENT IS ENTERED AGAINST AGENT OR A BANK BY A COURT OF COMPETENT JURISDICTION AFTER THE EXHAUSTION OF ALL APPLICABLE APPEAL PERIODS.

            (b) IF AGENT OR A BANK IS MADE A PARTY DEFENDANT TO ANY LITIGATION OR ANY CLAIM IS THREATENED OR BROUGHT AGAINST AGENT OR A BANK CONCERNING THE SECURED OBLIGATIONS, THIS INSTRUMENT, THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR THE CONSTRUCTION, MAINTENANCE, OPERATION OR OCCUPANCY OR USE THEREOF, THEN OBLIGOR SHALL INDEMNIFY, DEFEND AND HOLD AGENT AND THE BANKS HARMLESS FOR, FROM AND AGAINST ALL LIABILITY BY REASON OF SAID LITIGATION OR CLAIMS, INCLUDING REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE

APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY AGENT AND THE BANKS IN ANY SUCH LITIGATION OR CLAIM, WHETHER OR NOT ANY SUCH LITIGATION OR CLAIM IS PROSECUTED TO JUDGMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 2.26(b) SHALL BE CONSTRUED TO OBLIGATE OBLIGOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS AGENT OR A BANK FOR, FROM AND AGAINST ANY AND ALL LIABILITIES OR CLAIMS IMPOSED ON OR INCURRED BY AGENT OR A BANK BY REASON OF AGENT'S OR SUCH BANK'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IF A JUDGMENT IS ENTERED AGAINST AGENT OR A BANK BY A COURT OF COMPETENT JURISDICTION AFTER EXHAUSTION OF ALL APPLICABLE APPEAL PERIODS. IF AGENT COMMENCES AN ACTION AGAINST OBLIGOR TO ENFORCE ANY OF THE TERMS HEREOF OR TO PROSECUTE ANY BREACH BY OBLIGOR OF ANY OF THE TERMS HEREOF OR TO RECOVER ANY SUM SECURED HEREBY, OBLIGOR SHALL PAY TO AGENT ITS REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL, FEES, IF ANY) AND EXPENSES. THE RIGHT TO SUCH ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES SHALL BE DEEMED TO HAVE ACCRUED ON THE COMMENCEMENT OF SUCH ACTION, AND SHALL BE ENFORCEABLE WHETHER OR NOT SUCH ACTION IS PROSECUTED TO JUDGMENT. IF OBLIGOR BREACHES ANY TERM OF THIS INSTRUMENT, AGENT MAY ENGAGE THE SERVICES OF AN ATTORNEY OR ATTORNEYS TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF SUCH ENGAGEMENT FOLLOWING ANY BREACH BY OBLIGOR, OBLIGOR SHALL PAY AGENT REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY AGENT, WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED AGAINST OBLIGOR BY REASON OF SUCH BREACH. ALL REFERENCES TO "ATTORNEYS" IN THIS SUBSECTION AND ELSEWHERE IN THIS INSTRUMENT SHALL INCLUDE WITHOUT LIMITATION ANY ATTORNEY OR LAW FIRM ENGAGED BY AGENT AND AGENT'S IN-HOUSE COUNSEL, AND ALL REFERENCES TO "FEES AND EXPENSES" IN THIS SUBSECTION AND ELSEWHERE IN THIS INSTRUMENT SHALL INCLUDE WITHOUT LIMITATION ANY FEES OF SUCH ATTORNEY OR LAW FIRM AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF AGENT'S IN-HOUSE COUNSEL.

            (c) A waiver of subrogation shall be obtained by Obligor from its insurance carrier and, consequently, Obligor waives any and all right to claim or recover against Agent, its officers, employees, agents and representatives, for loss of or damage to Obligor, the Property, Obligor's property or the property of others under Obligor's control from any cause insured against or required to be insured against by the provisions of this Instrument.

            (d) ALL SUMS PAYABLE BY OBLIGOR HEREUNDER SHALL BE PAID WITHOUT NOTICE (EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN), DEMAND, COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION, AND THE SECURED OBLIGATIONS AND LIABILITIES OF OBLIGOR HEREUNDER SHALL IN NO WAY BE RELEASED, DISCHARGED OR OTHERWISE AFFECTED BY REASON OF: (I)

ANY DAMAGE TO OR DESTRUCTION OF OR ANY CONDEMNATION OR SIMILAR TAKING OF THE PROPERTY OR ANY PART THEREOF; (II) ANY RESTRICTION OR PREVENTION OF OR INTERFERENCE WITH ANY USE OF THE PROPERTY OR ANY PART THEREOF; (III) ANY TITLE DEFECT OR ENCUMBRANCE OR ANY EVICTION FROM THE LAND OR THE IMPROVEMENTS ON THE LAND OR ANY PART THEREOF BY TITLE PARAMOUNT OR OTHERWISE; (IV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, COMPOSITION, ADJUSTMENT, DISSOLUTION, LIQUIDATION, OR OTHER LIKE PROCEEDING RELATING TO AGENT, OR ANY ACTION TAKEN WITH RESPECT TO THIS INSTRUMENT BY ANY TRUSTEE OR RECEIVER OF AGENT, OR BY ANY COURT, IN SUCH PROCEEDING; (V) ANY CLAIM WHICH OBLIGOR HAS, OR MIGHT HAVE, AGAINST AGENT; (VI) ANY DEFAULT OR FAILURE ON THE PART OF AGENT TO PERFORM OR COMPLY WITH ANY OF THE TERMS HEREOF OR OF ANY OTHER AGREEMENT WITH OBLIGOR; OR (VII) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER OR NOT OBLIGOR SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING. OBLIGOR WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO ANY ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION, OR REDUCTION OF ANY SUM SECURED HEREBY AND PAYABLE BY OBLIGOR.

                                   ARTICLE 3
                                   ---------

      3.01 Indemnification of Trustee. Except for gross negligence or willful
           --------------------------
misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Obligor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties hereunder.

      3.02 Substitution of Trustee. Trustee may resign by an instrument in
           -----------------------
writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing in recordable form executed by Agent. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named Trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the proper recording of that instrument in the Public Registry of the county in which the Property is located, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Obligations has been paid in full, or until the Property is sold hereunder. In the event the Secured Obligations is owed by more than one person or entity, the holder or holders of not less than a majority of the amount of such Secured Obligations shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Agent shall be full evidence of the right and authority to make the same and of all facts therein recited. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute trustee the trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute trustee all of the estate and title in the Property of the trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and money held by said Trustee hereunder to said successor or substitute trustee. All references herein to Trustee shall be deemed to refer to the trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Obligor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

      3.03 Actions By Trustee. At any time, or from time to time, without
           ------------------
liability therefor and without notice, upon written request of Agent and presentation of this Instrument and the Notes for endorsement, and without affecting the personal liability of any person for payment of the Secured Obligations or the effect of this Instrument upon the remainder of the Property, Trustee may take such actions as Agent may request and which are permitted by this Instrument or by applicable law.

                                   ARTICLE 4
                                   ---------

      4.01 Successors and Assigns. This Instrument shall inure to the benefit of
           ----------------------
and be binding upon Obligor, Trustee, Agent and their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Instrument to Obligor, Trustee or Agent such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of Obligor, Trustee or Agent.

      4.02 Terminology. All personal pronouns used in this Instrument whether
           -----------
used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Paragraphs or subparagraphs thereof, shall refer to the corresponding Articles, Paragraphs or subparagraphs thereof, of this Instrument unless specific reference is made to such Articles, Paragraphs or subparagraphs thereof of another document or instrument.

      4.03 Severability. If any provision of this Instrument or the application
           ------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      4.04 Applicable Law. THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED
           --------------
UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION AND FORECLOSURE OF LIENS, AND ENFORCEMENT OF RIGHTS AND

REMEDIES AGAINST THE PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

      4.05 Notices. Except as otherwise provided herein, any notice or other
           -------
communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered the next succeeding Domestic Business Day (as defined in the Credit Agreement) after timely delivery to the courier, if sent by overnight courier; at the time delivered by hand, if personally delivered; or when receipt is acknowledged, if (i) telecopied (followed by delivery of written copy thereof sent by overnight courier on the same day as such notice is given), or (ii) sent by registered or certified mail, return receipt requested, addressed to Obligor or Agent as follows:

      If to Obligor:

            JDN Realty Holdings, L.P.
            c/o JDN Realty Corporation
            359 East Paces Ferry Road
            Suite 400
            Atlanta, Georgia 30305
            Attn: Chief Financial Officer
            Telecopy Number: (404) 364-6446
            Telephone Number: (404) 262-3252

      with a copy to:

            Waller Lansden Dortch & Davis, PLLC
            Nashville Suite Center
            511 Union Street, Suite 2100
            Nashville, Tennessee 37219-8966
            Attn: Ralph Davis, Esq.
            Telecopy Number: (615) 244-6804
            Telecopy Number: (615) 244-6380

      If to Agent:

            Fleet National Bank, as Agent
            100 Federal Street
            Boston, Massachusetts 02110
            Attention: Real Estate Division

      With a copy to:

            Fleet National Bank, as Agent
            Suite 500
            115 Perimeter Center Place, N.E.
            Atlanta, Georgia 30346
            Attention: Mr. Jeffrey L. Warwick
            Telecopy No.: (770) 390-8434
            Telephone No.: (770) 390-6566

      And a copy to:

            Long Aldridge & Norman LLP
            Suite 5300
            303 Peachtree Street, N.E.
            Atlanta, Georgia 30308
            Attention: William F. Timmons, Esq.
            Telecopy No.: (404) 527-4198
            Telephone No.: (404) 527-8380

or, to such other address as any party may designate for itself by like notice.

      4.06 Conflict with Credit Agreement Provisions. Obligor hereby
           -----------------------------------------
acknowledges and agrees that, in the event of any conflict between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

      4.07 Assignment. This Instrument is assignable by Agent, and any
           ----------
assignment hereof by Agent shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Agent.

      4.08 Time of the Essence. Time is of the essence with respect to each and
           -------------------
every covenant, agreement and obligation of Obligor under this Instrument, the Note, the Credit Agreement and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Obligations.

      4.09 ENTIRE AGREEMENT. THIS WRITTEN INSTRUMENT AND THE OTHER LOAN
           ----------------
DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      OBLIGOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS (INCLUDING WITHOUT LIMITATION THOSE CONTAINED IN SECTION 2.26 HEREOF), WHICH IN CERTAIN CIRCUMSTANCES COULD INCLUDE AN INDEMNIFICATION BY OBLIGOR OF

AGENT AND/OR THE BANKS FROM CLAIMS OR LOSSES ARISING AS A RESULT OF AGENT'S AND/OR A BANK'S OWN NEGLIGENCE.

              NOTICE PURSUANT TO TEXAS BUS. & COMM. CODE ss. 26.02

      THIS INSTRUMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR TO OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Obligor has executed this Instrument under seal, as of the day and year first above written.

                               JDN REALTY HOLDINGS, L.P., a Georgia
                               limited partnership

                               By: JDN Realty Corporation, a Maryland
                                   corporation, its general partner

                                   By:
                                       ----------------------------------------
                                   Printed Name:
                                                 ------------------------------
                                   Printed Title:
                                                  -----------------------------

                                              [CORPORATE SEAL]

STATE OF                         (s)
         ----------------------- (s)
COUNTY OF                        (s)
          ----------------------

      This instrument was acknowledged before me this ____ day of ____________, 2001, by _________________________, _______________ of JDN Realty Corporation, a
Maryland corporation and the general partner of JDN REALTY HOLDINGS, L.P., a Georgia limited partnership, on behalf of said limited partnership.


                                         ---------------------------------
                                         Notary Public
                                         State of
                                                  ------------------------

                                         ---------------------------------
[AFFIX SEAL]                             Printed Name

                                         My Commission Expires:
                                                                ----------

                                   EXHIBIT J
                                   ---------

                      Form of Borrowing Base Certificate


                            BORROWING BASE WORKSHEET

A.    Mortgaged Property Asset Value Test

  Net Operating Income for Real Estate owned by Borrower or
      Guarantor for at least 2 quarters                            $
                                                                    ----------
      (NOTE: Management expenses, calculated as the greater of actual property management expenses for such period or 3% of Base Rent, to be deducted in calculating Net
      Operating Income)

  Amount on A.1 multiplied by 2                                    $
                                                                    ----------

  Amount on A.2 divided by 0.10                                    $
                                                                    ----------

  60% of A.3 (Mortgaged Property Asset Value)                      $
                                                                    ----------

  Debt Service Coverage Test

  Adjusted NOI

  Annualized Net Operating Income (from A.2 above)
                                                                   $
                                                                    ----------
  Capital Improvement Reserve ($0.10 multiplied by Net Rentable
      Area in Mortgaged Properties)

                                                                   $0.10 x   =
  Adjusted NOI equals the sum of B.1(a) minus B.1(b)                       -- --
                                                                   $
                                                                    ----------
  Debt Constant

            Enter the greater of (a) the greater of (i) the
            then-current annual yield on ten (10) year
            obligations issued by the United States Treasury
            most recently prior to the date of determination
            plus 2.0% payable on a 25-year mortgage style
            amortization schedule (expressed as a decimal),
            or (ii) .095, and (b) the actual blended rate of
            interest then payable with respect to the Loans
            (expressed as a decimal)
                                                                    ----------
  Calculate Debt Service Coverage Amount pursuant to the following formula:

            P =    Adjusted NOI
                   ------------
                   1.5 x D

            P = maximum principal balance of Loans that may be outstanding

            Adjusted NOI = Amount from B.1(c)

            D =    figure from B.2

            [SHOW CALCULATION]

Borrowing  Base is the Greater of A.4 or the result  determined
      for "P" pursuant to the formula in B.3                       $
                                                                    ----------
      (enter figure in Line IV.D of Compliance Certificate)

                                   EXHIBIT L
                                   ---------

                  Form of Assignment and Acceptance Agreement



                      ASSIGNMENT AND ACCEPTANCE AGREEMENT
                      -----------------------------------

      THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") dated ____________________, by and between ____________________________ ("Assignor"), and ____________________________ ("Assignee").


                             W I T N E S S E T H:
                             -------------------

      WHEREAS, Assignor is a party to that certain Third Amended, Restated and Consolidated Master Credit Agreement, dated March __, 2001, by and among JDN REALTY CORPORATION, a Maryland corporation ("Borrower"), the other lenders that are or may become a party thereto, and FLEET NATIONAL BANK, as Agent (the "Loan Agreement"); and

      WHEREAS, Assignor desires to transfer to Assignee [Describe assigned Commitments] under the Loan Agreement and its rights with respect to the Commitment assigned and its Outstanding Loans with respect thereto;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1. Definitions. Terms defined in the Loan Agreement and used herein
         -----------
without definition shall have the respective meanings assigned to such terms in the Loan Agreement.

      2. Assignment.
         ----------

            (a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by Assignee to Assignor pursuant to Paragraph 5 of this Agreement, effective as of the "Assignment Date" (as defined in Paragraph 7 below), Assignor hereby irrevocably sells, transfers and assigns to Assignee, without recourse, a portion of its [Revolving Credit] [Term Loan]
Note in the amount of $_______________ representing a $_______________
[Revolving Credit] [Term Loan] Commitment, and a ____________________ percent (_____%) [Revolving Credit] [Term Loan] Commitment Percentage, and a corresponding interest in and to all of the other rights and obligations under the Loan Agreement and the other Loan Documents relating thereto (the assigned interests being hereinafter referred to as the "Assigned Interests"), including Assignor's share of all outstanding [Revolving Credit] [Term Loan] Loans with respect to the Assigned Interests and the right to receive interest and principal on and all other fees and amounts with respect to the Assigned Interests, all from and after the Assignment Date, all as if Assignee were an original Lender under and signatory to the Loan Agreement having a [Revolving Credit] [Term Loan] Commitment Percentage equal to the amount of the respective Assigned Interests.

            (b) Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of Assignor with respect to the Assigned Interests from and after the Assignment Date as if Assignee were an original Lender under and signatory to the Loan Agreement and the "Intercreditor Agreement" (as hereinafter defined), which obligations shall include, but shall not be limited to, the obligation to make Loans to the Borrower with respect to the Assigned Interests and to indemnify the Agent as provided therein (such obligations, together with all other obligations set forth in the Loan Agreement and the other Loan Documents are hereinafter collectively referred to as the "Assigned Obligations"). Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Interests.

      3. Representations and Requests of Assignor.
         ----------------------------------------

            (a) Assignor represents and warrants to Assignee (i) that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (ii) that as of the date hereof, before giving effect to the assignment contemplated hereby the principal face amount of Assignor's [Revolving Credit] [Term Loan] Note is $____________ and the aggregate outstanding principal balance of the [Revolving Credit] [Term Loan] Loans made by it equals $____________, and (iii) that it has forwarded to the Agent the [Revolving Credit] [Term Loan] Note held by Assignor. Assignor makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness or sufficiency of any Loan Document or any other instrument or document furnished pursuant thereto or in connection with the Loan, the collectability of the Loans, the continued solvency of the Borrower or the Guarantors or the continued existence, sufficiency or value of the Collateral or any assets of the Borrower or the Guarantors which may be realized upon for the repayment of the Loans, or the performance or observance by the Borrower or the Guarantors of any of their respective obligations under the Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto or in connection with the Loan; other than that it is the legal and beneficial owner of, or has the right to assign, the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim.

            (b) Assignor requests that the Agent obtain replacement notes for each of Assignor and Assignee as provided in the Loan Agreement.

      4. Representations of Assignee. Assignee makes and confirms to the Agent,
         ---------------------------
Assignor and the other Lenders all of the representations, warranties and covenants of a Lender under Articles 14 and 18 of the Loan Agreement and Paragraph 4 of the Intercreditor Agreement. Without limiting the foregoing, Assignee (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Agreement and perform its obligations under this Agreement; (b) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has and will, independently and without reliance upon Assignor, any other Lender or the Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of the assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents and any intercreditor agreement among the Lenders and the Agent (the "Intercreditor Agreement"); (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents and the Intercreditor Agreement; (e) agrees that, by this Assignment, Assignee has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents and the Intercreditor Agreement are required to be performed by it as a Lender; (f) represents and warrants that Assignee does not control, is not controlled by, is not under common control with and is otherwise free from influence or control by, the Borrower or any Guarantor, (g) represents and warrants that Assignee is subject to control, regulation or examination by a state or federal regulatory agency, (h) agrees that if Assignee is not incorporated under the laws of the United States of America or any State, it has on or prior to the date hereof delivered to Borrower and Agent certification as to its exemption (or lack thereof) from deduction or withholding of any United States federal income taxes and (i) if Assignee is an assignee of a portion of the Revolving Credit Loans, it has a net worth or unfunded capital commitment as of the date hereof of not less than $200,000,000.00 unless waived in writing by Borrower and Agent.

      5. Payments to Assignor. In consideration of the assignment made pursuant
         --------------------
to Paragraph 1 of this Agreement, Assignee agrees to pay to Assignor on the Assignment Date, an amount equal to $____________ representing the aggregate principal amount outstanding of the [Revolving Credit] [Term] Loans owing to Assignor under the Loan Agreement and the other Loan Documents with respect to the Assigned Interests.

      6. Payments by Assignor. Assignor agrees to pay the Agent on the
         --------------------
Assignment Date the registration fee required byss.18.2 of the Loan Agreement.

      7. Effectiveness.
         -------------

            (a) The effective date for this Agreement shall be _______________ (the "Assignment Date"). Following the execution of this Agreement, each party hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance and recording in the Register by the Agent.

            (b) Upon such acceptance and recording and from and after the Assignment Date, (i) Assignee shall be a party to the Loan Agreement and the Intercreditor Agreement and, to the extent of the Assigned Interests, have the rights and obligations of a Lender thereunder, and (ii) Assignor shall, with respect to the Assigned Interests, relinquish its rights and be released from its obligations under the Loan Agreement and the Intercreditor Agreement.

            (c) Upon such acceptance and recording and from and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby accruing after the Assignment Date (including payments of principal, interest, fees and other amounts) to Assignee.

            (d) All outstanding LIBOR Rate Loans shall continue in effect for the remainder of their applicable Interest Periods and Assignee shall accept the currently effective interest rates on its Assigned Interest of each LIBOR Rate Loan.

      8. Notices. Assignee specifies as its address for notices and its Lending
         -------
Office for all assigned Loans, the offices set forth below:

      Notice Address:
                                  ---------------------
                                  ---------------------
                                  ---------------------
                                  ---------------------
                                  Attn:
                                       ----------------
                                  Facsimile:
                                            -----------

      Domestic Lending Office:    Same as above

      Eurodollar Lending Office:  Same as above

      9. Payment Instructions. All payments to Assignee under the Loan Agreement
         --------------------
shall be made as provided in the Loan Agreement in accordance with the following instructions:

                                  ---------------------
                                  ---------------------
                                  ---------------------
                                  ---------------------
                                  ---------------------

                                  ---------------------

      10. Governing Law. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED
          -------------
INSTRUMENT FOR ALL PURPOSES AND TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      11. Counterparts. This Agreement may be executed in any number of
          ------------
counterparts which shall together constitute but one and the same agreement.

      12. Amendments. This Agreement may not be amended, modified or terminated
          ----------
except by an agreement in writing signed by Assignor and Assignee, and consented to by Agent.

      13. Successors. This Agreement shall inure to the benefit of the parties
          ----------
hereto and their respective successors and assigns as permitted by the terms of Loan Agreement and the Intercreditor Agreement.

                         [signatures on following page]

      IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, as of the date first above written.

                                        ASSIGNEE:

                                        ---------------------------------

                                        By:
                                           ------------------------------
                                           Title:
                                                 ------------------------

                                        ASSIGNOR:

                                        ---------------------------------

                                        By:
                                           ------------------------------
                                           Title:
                                                 ------------------------


RECEIPT ACKNOWLEDGED AND
ASSIGNMENT CONSENTED TO BY:

FLEET NATIONAL BANK, as Agent

By:
   -------------------------------------
   Title:
         -------------------------------


ASSIGNMENT CONSENTED TO BY:

JDN REALTY CORPORATION

By:
   -------------------------------------
   Title:
         -------------------------------

                                 SCHEDULE 6.3
                                 ------------

                  LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS


The following is a listing of all encumbrances on the borrowers assets (excluding the mortgage properties) as of December 31, 2000.


                                                             Principal Balance
                                                             -----------------
Mortgage note payable - Denver, Colorado                        $ 21,627,000
Mortgage note payable - Richmond, Kentucky                      $  5,990,000
Mortgage note payable - Milwaukee, Wisconsin                    $  4,471,000
Mortgage note payable - Jackson, Mississippi                    $  6,696,000
Mortgage note payable - Marietta, Georgia                       $ 10,746,000
Mortgage note payable - Lilburn, Georgia                        $ 12,420,000
Mortgage note payable - Woodstock, Georgia                      $ 11,679,000
Mortgage note payable - Hendersonville, Tennessee               $ 10,550,000
Mortgage note payable - Alpharetta, Georgia                     $ 13,265,000
Mortgage note payable - Warner Robins, Georgia                  $  3,348,140
                                                                ------------
Total Principal Balance on Encumbered Assets                    $100,792,140

                                  SCHEDULE 6.5

                    MATERIAL CHANGES TO MORTGAGED PROPERTIES

1. In February 2000 in Property 552 - MacArthur Marketplace, Irving, Texas, the United Artists lease was amended. In the amendment, base rent decreased from $21.10 per square foot to $7.00 per square foot plus percentage rent.

2. In March 2000 at Property 380 - Shannon Square, Union City, Georgia, Drug Emporium announced that it would be vacating its space. Drug Emporium is not in bankruptcy and is obligated to continue paying rent until its lease expiration.

                                  SCHEDULE 6.7

                         PENDING LITIGATION OF BORROWER

1. A number of class action lawsuits have been filed by the Borrower's common and preferred shareholders in federal and state court against the Borrower, its subsidiary, JDN DCI, and certain current and former officers and directors of those companies. The lawsuits were filed after a February 14, 2000 announcement by the Borrower that it had discovered certain undisclosed compensation arrangements, payments and related party transactions involving two former employees of JDN DCI, which were not accurately reported on the books and records of JDN DCI and the Borrower for the years ended December 31, 1994 through 1998. The multiple class actions filed in federal court allege violations of the federal securities laws, and allege that by failing to report the compensation arrangements, payments and related party transactions and other matters to the public in the Borrower's financial statements, public filings, and otherwise, the defendants made or participated in making material misstatements or omissions which caused the plaintiffs to purchase the Borrower's stock at an artificially inflated price. The plaintiffs seek compensatory damages of an indeterminate amount, interest, attorney's fees, expert's fees and other costs and disbursements. The federal class actions have been consolidated and are pending in the United States District Court for the Northern District of Georgia. SEE ATTACHED CHART

2. On April 28, 2000, Lake Lucerne Estates Civic Club, Inc., a nonprofit homeowners association located in Gwinnett County, Georgia, and a number of individual plaintiffs, filed suit against JDN DCI, Lowe's Companies, Inc., and Haygood Contracting, Inc. The suit was filed in the Superior Court of Fulton County, Georgia. The complaint asserts trespass, nuisance and negligence against JDN DCI in connection with the development of a shopping center anchored by Lowe's.

3. The Company is also subject to a formal order of investigation initiated by the SEC as of August 2, 2000. Pursuant to this order, the Company has voluntarily provided certain documents and other information to the SEC regarding the compensation arrangements, unauthorized benefits and related party transactions. By letter dated March 5, 2001, the SEC staff advised the Company that it intended to recommend that the SEC institute an administrative proceeding against the Company. The Company continues to cooperate fully with the SEC staff in order to resolve this matter as expeditiously as practicable. Management of the Company does not expect that the resolution of this matter will have a material adverse effect on the

      Company's business, financial condition or results of operation. However, the Company is unable to predict with certainty the timing or ultimate outcome of this matter.

4. In a lawsuit filed in Superior Court of Gwinnett County, Georgia on February 2, 2000, Dogwood Drive, L.L.C. ("Dogwood") brought claims against the Borrower and WHF, Inc. ("WHF"), a wholly-owned subsidiary of JDN DCI. Until April 1999, WHF owned a seventy-two percent (72%) interest in Dogwood and served as the operating member of the entity. The complaint asserts, among other things, breach of fiduciary duty against WHF and improper receipt of funds by the Borrower. The case is currently in the discovery phase.

5. A class action lawsuit was also filed by the Borrower's shareholders against the Borrower, JDN DCI, and four former officers and/or directors of those companies in the Superior Court of Fulton County, Georgia. The complaint contains substantially the same factual allegations asserted in the federal class actions, but purports to seek relief under state law for "lost dividends". The amended complaint contains claims of conversion and purported violations of the Georgia RICO statute, and the plaintiffs seek compensatory and punitive damages, attorney fees and expenses, interest and equitable relief,

6. In July 2000, a purported derivative actions was filed in federal district court against the Borrower as a nominal defendant, and certain former and current officers and directors of the Borrower. The lawsuit was filed in the United States District Court for the Northern District of Georgia. The plaintiffs allege that the individual defendants breached certain duties between 1994 and 1998 in connection with undisclosed compensation arrangements, payments and related party transactions discussed above. The complaints allege claims for breach of fiduciary duty, abuse of control, waste of corporate assets, unjust enrichment and gross mismanagement. Similar actions have been filed in the Superior Court and the State Court of Fulton County.

                           SCHEDULE OF PENDING ACTIONS

TABLE 1:

----------------------------------------------------------------------------------------------------------------------
            Court                     Plaintiff                    Defendant                  File No.
----------------------------------------------------------------------------------------------------------------------
United States District Court    Kendall Jackson et al        JDN Realty Corporation       1:00-CV-0396-RWS
for the Northern District of                                 ("JDN") et al
Georgia ("USDC-NG")
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Robert E. Kendall, Jr. Et    JDN et al                    1:00CV-0397-RWS
                                al
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Sidney Morse et al           JDN et al                    1:00-CV-0401-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Jim Farrell et al            JDN et al                    1:00-CV-0402-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Larry Laiks et al            JDN et al                    1:00-CV-0403-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Charles P. Pitts et al       JDN et al                    1:00-CV-0414-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Reinhard Ludin et al         JDN et al                    1:00-CV-0417-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Alfonso J. Lopez et al       JDN et al                    1:00-CV-0436-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Robin Kwalbrun et al         JDN et al                    1:00-CV-0437-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Lisa Rowan et al             JDN et al                    1:00-CV-0449-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         James L. Laurita, et al      JDN et al                    1:00-CV-0454-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         David C. Harrison et al      JDN et al                    1:00-CV-0508-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Michael Hoffman et al        JDN et al                    1:00-CV-0518-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Howard E. Brazier al         JDN et al                    1:00-CV-0565-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         David Addington et al        JDN et al                    1:00-CV-0692-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Robert Dolan et al           JDN et al                    1:00-CV-2457-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Betty M. Lynch et al         JDN et al                    1:00-CV-2539-RWS
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Washington Savings Bank et   JDN et al                    1:00-CV-0897-RWS
                                al
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Gerald and Rona Mitchell     JDN et al                    1:000-CV-1652
                                et al
----------------------------------------------------------------------------------------------------------------------

All of said cases set forth in Table 1 having been consolidated into USDC-GA File No. 1:00-CV-396-RWS styled "IN RE JDN REALTY CORP. SECURITIES LITIGATION".

Table 2:

----------------------------------------------------------------------------------------------------------------------
            Court                     Plaintiff                    Defendant                  File No.
----------------------------------------------------------------------------------------------------------------------
USDC-NG                         Linda Rubin et al            JDN et al                    1:00-CV-1853
----------------------------------------------------------------------------------------------------------------------
Superior Court of Fulton        David Miller et al           JDN et al                    2000CV23522
County, Georgia
----------------------------------------------------------------------------------------------------------------------
Superior Court of Fulton        Marion Melnyczenko et al     JDN et al                    2000CV28135
County, Georgia
----------------------------------------------------------------------------------------------------------------------
State Court of Fulton County,   Larry Pastor et al           JDN et al                    00VS012347E
Georgia
----------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.15

LIST TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

None

                                 SCHEDULE 6.20
                                 -------------

                             ENVIRONMENTAL RELEASES

None

SCHEDULE 6.21(a)


                                              Form/
                                          Jurisdiction
      Subsidiary Name                    Of Organization                         Ownership
------------------------------------------------------------------------------------------------------------------------------------
1. JDN Development Company, Inc.             Delaware         JDN Realty Corporation - 100% Voting; 100% Non-Voting
2. JDN Realty AL, Inc.                       Alabama          JDN Realty Corporation - 100%
3. JDN Realty Holdings, L.P.                 Georgia          JDN Realty Corporation (GP); JDN Realty LP, Inc. (LP)
4. JDN Real Estate-Erie, LP                  Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
5. JDN Real Estate-Fayetteville, LP          Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
6. JDN Real Estate-McKinney, LP              Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
7. JDN Real Estate - Pensacola, LP           Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
8. JDN Real Estate - West Lafayette, LP      Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
9. JDN Real Estate - West Lansing, LP        Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
10. JDN Real Estate - Cumming, LP            Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
11. JDN Real Estate - Bridgewood Fort
    Worth LP                                 Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
12. Black Cherry Limited Liability Company   Colorado         JDN Realty Corporation - 100%
13. JDN Intermtn. Dev., Parker Pavilion
    L.L.C.                                   Georgia          JDN Real Estate Parker Pavillions, L.P. - 100%
14. JDN of Alabama Realty Corporation        Alabama          JDN Development Company, Inc. - 100%
15. JDN Intermountain Development Corp.      Delaware         JDN Development Company, Inc. - 100%
16. JDN Development LP, Inc.                 Delaware         JDN Development Company, Inc. - 100%
17. JDN Development Investment, LP           Georgia          JDN Development Company, Inc. (GP); JDN Development LP, Inc. (LP)
18. JDN Realty LP, Inc.                      Delaware         JDN Realty Corporation - 100%
19. Georgia Finance Corporation              Delaware         JDN Realty Corporation - 100%
20. WHF, Inc.                                Georgia          JDN Development Company, Inc. - 100%
21. JDN Realty Corporation, GP, Inc.         Delaware         JDN Realty Corporation - 100%
22. Mitchell Bridge Associates, Inc.         Georgia          JDN Development Company, Inc. - 100%
23. Fayetteville Black Investment, Inc.      Georgia          JDN Development Company, Inc. - 100%
24. JDN Real Estate - Conyers, LP            Georgia          JDN Development Investment, L.P (GP); JDN Realty Holdings, L.P. (LP)
25. JDN Real Estate - Frisco, LP             Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
26. JDN Real Estate - Gulf Breeze, II, LP    Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
27. JDN Real Estate - Hamilton, LP           Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
28. JDN Real Estate - Hickory Creek, LP      Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
29. JDN Real Estate - Lakeland, LP           Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
30. JDN Real Estate - Parker Pavillions, LP  Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
31. JDN Real Estate - Asheville, LP          Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)

                                              Form/
                                          Jurisdiction
      Subsidiary Name                    Of Organization                         Ownership
------------------------------------------------------------------------------------------------------------------------------------
32. JDN Real Estate - McDonough II, LP       Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
33. JDN Real Estate - McDonough, LP          Georgia          JDN Realty Holdings, L.P. (GP); JDN Development Investment, L.P. (LP)
34. JDN Real Estate - Mesquite, LP           Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
35. JDN Real Estate - Overland Park, LP      Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
36. JDN Real Estate - Pooler, LP             Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
37. JDN Real Estate - Pioneer Hills, II, LP  Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
38. JDN Real Estate - Sacramento, LP         Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
39. JDN Real Estate - Turner Hill, LP        Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
40. JDN Real Estate - Pioneer Hills, LP      Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
41. Canal Street Partners, L.L.C.            Michigan         JDN Realty Corporation - 100%
42. Chesterfield Exchange, L.L.C.            Georgia          JDN Realty Corporation - 100%
43. Fayetteville Exchange, L.L.C.            Georgia          JDN Realty Corporation - 100%
44. JDN Intermountain Development Pioneer
    Hills, L.L.C.                            Georgia          JDN Real Estate-Pioneer Hills, L.P. - 100%
45. Hickory Hollow Exchange, L.L.C.          Georgia          JDN Development Company, Inc. - 100%
46. JDN Real Estate -- Stone Mountain, LP    Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)
47. JDN Real Estate -- Norwood, LP           Georgia          JDN Development Investment, L.P. (GP); JDN Realty Holdings, L.P. (LP)

SCHEDULE 6.21 (B)

Schedule of Borrower's and Guarantors' ownership of Affiliates which are not Subsidiaries

                                              Form/
                                          Jurisdiction
      Subsidiary Name                    Of Organization                         Ownership
------------------------------------------------------------------------------------------------------------------------------------
1. Duck Creek, LLC                        Georgia          Equity/Dalan, L.L.C (50%); JDN Development Company, Inc. (50%)
2. Pecan Park, LLC                        Mississippi      Andrew Mattice (50%); JDN Development Company, Inc. (50%)
3. Pepperell Corners, L.P.                Alabama          JDN of Alabama Realty Corporation - 10.84% LP Interest, 1% GP Interest;
                                                           third parties own 89.16% LP Interest, 99% GP interest
4. Metro Station Development Company LLC  Mississippi      Mattice Properties, Inc. (50%) - JDN Development Company, Inc. (50%)
5. JDN-Zaremba Venture I, LLC             Delaware         JDN Real Estate - Pooler, LP (50% and Managing Member); Zaremba Foxfield
                                                           Pooler, LP (50%) Third Party
6. JDN West Allis Associates, Limited
   Partnership                            Georgia          JDN Realty Corporation - 100% of GP Interest, third parties own 100% LP
                                                           Interest
7. Goldberg Property Associates, Inc.     Colorado         JDN Intermountain Development Corp. (100%); Mark Goldberg owns 20% of
                                                           Second Class of Non-Voting Stock
8. Ft. Collins Partners, LLC              Colorado         Goldberg Property Associates, Inc.(100%)

                                  Schedule 6.22
                           Leases with Payment Default

Property                                                              Monthly
 Number      Location                    Tenant             Sq.Ft.     Rent
 ------      --------                    ------             ------     ----
   175     Opelika, AL          Ruby's Chinese Restaurant    2,400    $ 2,960
   301     Canton, GA           Cato                         6,000    $ 4,500
   302     Canton, GA           Capital Cleaners             1,400    $ 1,706
   310     Eastman, GA          Dollar Junction              2,400    $ 1,900
   315     Ft. Oglethorpe, GA   Baskin Robbins                 961      $ 981
   315     Ft. Oglethorpe, GA   Payless                      2,720    $ 2,267
   384     Tucker, GA           Edy's                        1,400    $ 2,228
   410     Fayetteville, NC     Allegra Print                2,400    $ 2,200
   505     Charleston, SC       Indigo Creek                 2,000    $ 1,958
   552     Irving, TX           Denny's                      3,500    $ 4,469
   605     Columbia, TN         Modern Cleaners              1,800    $ 1,953
   607     Antioch, TN          Walgreen's                  11,165     (1)
   650     Murfreesboro, TN     Hancock Fabrics             12,000     (1)
   650     Murfreesboro, TN     Sub Depot                    2,400    $ 3,100
   652     Murfreesboro, TN     Electronic Express           8,000    $10,667
   652     Murfreesboro, TN     TJ Maxx                     30,000     (1)
   660     Nashville, TN        Radio Shack                  2,800    $ 3,267
   755     Lynchburg, VA        Old Country Buffet           9,600    $ 9,600
   755     Lynchburg, VA        Toys R Us                   45,000     (1)
   755     Lynchburg, VA        TJ Maxx                     25,467     (1)

(1) Unpaid prorations

                                        Schedule 6.25
                                          Other Debt

Debt                                          Principal (1)   Rate (2)   Maturity
----                                          -------------   --------   --------
Mortgage Note Payable - Denver, CO               21,627,000      6.81%    7/17/2001
Mandatory Par Put Remarketed Securities          75,000,000      6.67%    3/31/2003
Mortgage Note Payable - Richmond, KY              5,990,000      8.00%    12/1/2003
Seven Year Notes                                 74,873,000      7.10%     8/1/2004
Ten Year Notes                                   84,824,000      7.23%     8/1/2007
Mortgage Notes Payable - Milwaukee, WI            4,471,000      7.75%     8/1/2009
Mortgage Notes Payable - Jackson, MS              6,696,000      9.25%     3/1/2017
Mortgage Notes Payable - Marietta, GA            10,746,000      7.66%   11/15/2017
Mortgage Notes Payable - Lilburn, GA             12,420,000      6.70%    2/10/2018
Mortgage Notes Payable - Woodstock, GA           11,679,000      6.55%    4/15/2018
Mortgage Notes Payable - Hendersonville, TN      10,550,000      7.66%    1/15/2019
Mortgage Notes Payable - Warner Robins, GA        3,348,140      8.32%     9/1/2001
Mortgage Notes Payable - Alpharetta, GA          13,265,000      6.62%    4/15/2019

(1) Rounded to nearest 1,000 as of 12/31/2000
(2) Effective interest rates as of 12/31/2000
(3) Excludes amounts outstanding under the commitments.